UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-4906

Dreyfus State Municipal Bond Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	04/30
Date of reporting period:	04/30/11

FORM N-CSR

Item 1.                        Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
25	Financial Highlights
30	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm
40	Important Tax Information
41	Board Members Information
43	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus State
Municipal Bond Funds,
Dreyfus Connecticut Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Connecticut Fund, a series of Dreyfus State Municipal Bond Funds, covering the 12-month period from May 1, 2010, through April 30, 2011.

Multiple crosscurrents have influenced the U.S. and global economies.A modest slowdown earlier in 2010 gave way to renewed strength during the reporting period.The recovery has been fueled by three important characteristics. First, macroeconomic policy has been stimulative in the United States and most of the developed world. Second, in response to inflation worries emerging countries have shifted policy from aggressively stimulative to neutral, but not restrictive, supporting ongoing demand for commodities. Third, corporate balance sheets have strengthened due to cheap bond financing, rising profits and relatively slow growth in corporate spending.

Within the municipal bond market, however, headline risks stemming from state and local budget pressures and changes to the supply-and-demand dynamics caused by the end of the federal financing subsidies led to significant price pressures during the latter part of the reporting period. Despite recent challenges, we believe that long-term municipal bond market fundamentals remain sound and current market conditions could give rise to attractive buying opportunities. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 16, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2010, through April 30, 2011, as provided by James Welch and Daniel Barton, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended April 30, 2011, the Class A, Class B, Class C, Class I and Class Z shares of Dreyfus Connecticut Fund, a series of Dreyfus State Municipal Bond Funds, produced total returns of 0.75%, 0.00%, –0.01%, 0.92% and 0.97%, respectively.1 In comparison, the Barclays Capital Municipal Bond Index, the fund’s benchmark index, which is composed of bonds issued nationally and not solely within Connecticut, achieved a total return of 2.20% for the same period.2

Municipal bonds encountered heightened volatility over the second half of the reporting period amid rising long-term interest rates and changing supply-and-demand dynamics. The fund produced lower returns than its benchmark, primarily due to overweighted exposure to lower-rated and longer-term bonds, which lagged their higher-rated and shorter-term counterparts, respectively.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal and Connecticut state income taxes, without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Connecticut state income taxes. The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

In managing the fund, we focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting.We select municipal bonds by using fundamental credit analysis to estimate the relative value of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. Additionally, we trade among the market’s various sectors, such as pre-refunded, general

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

obligation and revenue sectors, based on their apparent relative values. The fund generally will invest simultaneously in several of these sectors.

Changing Market Forces Derailed Municipal Bonds

Municipal bonds fared relatively well over the first half of the reporting period, when a subpar economic recovery kept inflationary pressures at bay and the federally subsidized Build America Bonds program diverted a substantial amount of new bonds issuance to the taxable bond market. However, the U.S. economic recovery gained traction in the fall of 2010 after a new round of quantitative easing of monetary policy sparked a rise in longer-term interest rates, and municipal bond prices fell.

Furthermore, the market’s supply-and-demand dynamics deteriorated as it became clearer that the Build America Bonds program would be allowed to expire at the end of 2010. Investors sold longer-maturity municipal bonds in anticipation of a surge in the supply of newly issued securities as states and municipalities rushed to lock in federal subsidies toward year-end. Finally, most states continued to struggle with fiscal pressures, which were highlighted by news reports about state budget deficits. Connecticut addressed its budget gap with a combination of tax increases and spending cuts.

The market showed signs of stabilization over the first four months of 2011, when the supply of newly issued municipal bonds declined sharply. Meanwhile, demand for tax-exempt securities recovered when individuals reacted to higher state income taxes, and non-traditional investors, such as hedge funds, regarded municipal bonds as inexpensively valued.

Longer-Term Holdings Dampened Relative Returns

The fund’s relative performance was undermined by overweighted exposure to longer-term bonds when interest rates climbed. In addition, the fund’s relatively heavy exposure to bonds backed by revenues from hospitals and other facilities hurt its results compared to the benchmark. These allocations contributed positively to performance early in the reporting period, but they suffered when market conditions deteriorated over the second half.

Our duration management strategy also detracted mildly from the fund’s returns compared to the benchmark, as a slightly longer-than-average

4

positioning during the final months of 2010 increased the fund’s sensitivity to rising long-term interest rates and steepening yield differences along the market’s maturity range.

Although lower-rated municipal bonds also dampened the fund’s relative results to a degree, the fund benefited from our efforts to upgrade its overall credit quality.We exited positions in bonds that had gained value, and we redeployed those assets to higher-quality securities, including those backed by revenues from essential municipal services. In addition, the fund’s underweighted exposure to the general obligation bonds of local municipalities proved beneficial during the reporting period.

Weathering a Period of Transition

We have been encouraged by recent signs of market stabilization. Although we expect additional bouts of market volatility over the near term as inflation fears intensify in the recovering economy, we remain optimistic over the longer term. Once the transition to a more ample supply of tax-exempt securities is complete, demand seems likely to stay robust as investors respond to higher state taxes and possible federal tax increases down the road.

May 16, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Class Z and Class I shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Connecticut residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 12/15/08 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B, Class C and Class I shares of Dreyfus State Municipal Bond Funds, Dreyfus Connecticut Fund on 4/30/01 to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. The fund invests primarily in Connecticut municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A, Class B, Class C and Class I shares. Performance for Class Z shares will vary from the performance of Class A, Class B, Class C and Class I shares shown above due to differences in charges and expenses. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase. The Index is not limited to investments principally in Connecticut municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/11

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception
Class A shares
with maximum sales charge (4.5%)	5/28/87	–3.78%	2.43%	3.52%	—
without sales charge	5/28/87	0.75%	3.39%	4.00%	—
Class B shares
with applicable redemption charge †	1/15/93	–3.88%	2.41%	3.68%	—
without redemption	1/15/93	0.00%	2.76%	3.68%	—
Class C shares
with applicable redemption charge ††	8/15/95	–0.98%	2.60%	3.21%	—
without redemption	8/15/95	–0.01%	2.60%	3.21%	—
Class I shares	12/15/08	0.92%	3.50%†††	4.05%†††	—
Class Z shares	5/30/07	0.97%	—	—	3.30%
Barclays Capital
Municipal Bond Index	5/31/07	2.20%	4.52%	4.96%	4.41%††††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 12/15/08 (the inception date for Class I shares).
††††	The Index date is based on the life of Class Z shares. For comparative purposes, the value of the Index as of
5/31/07 is used as the beginning value on 5/30/07 (the inception date for Class Z shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Connecticut Fund from November 1, 2010 to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2011

	Class A	Class B	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 4.45	$ 8.01	$ 8.16	$ 3.48	$ 3.08
Ending value (after expenses)	$973.60	$969.20	$969.90	$974.10	$973.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2011

	Class A	Class B	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 4.56	$ 8.20	$ 8.35	$ 3.56	$ 3.16
Ending value (after expenses)	$1,020.28	$1,016.66	$1,016.51	$1,021.27	$1,021.67

† Expenses are equal to the fund’s annualized expense ratio of .91% for Class A, 1.64% for Class B, 1.67% for
Class C, .71% for Class I and .63% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

April 30, 2011

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.0%	Rate (%)	Date	Amount ($)		Value ($)
Connecticut—74.3%
Connecticut,
GO	5.00	12/1/16	5,000,000		5,850,800
Connecticut,
GO	5.00	12/15/22	4,855,000		5,287,823
Connecticut,
GO	5.00	4/15/24	2,500,000		2,729,225
Connecticut,
GO	5.00	11/1/27	2,000,000		2,141,280
Connecticut,
GO	5.00	11/1/28	3,000,000		3,193,860
Connecticut,
GO (Insured; Assured Guaranty
Municipal Corp.) (Prerefunded)	5.00	10/15/12	3,500,000	[a]	3,734,990
Connecticut,
GO (Prerefunded)	5.13	11/15/11	1,000,000	[a]	1,026,700
Connecticut,
Special Tax Obligation
(Transportation
Infrastructure Purposes)	5.00	11/1/22	5,000,000		5,650,800
Connecticut,
Special Tax Obligation
(Transportation Infrastructure
Purposes) (Insured; AMBAC)	5.25	7/1/19	3,395,000		3,990,823
Connecticut,
Special Tax Obligation
(Transportation Infrastructure
Purposes) (Insured; Assured
Guaranty Municipal Corp.)	5.50	11/1/12	4,180,000		4,493,333
Connecticut,
Special Tax Obligation
(Transportation Infrastructure
Purposes) (Insured; Assured
Guaranty Municipal Corp.)
(Prerefunded)	5.38	7/1/12	2,000,000	[a]	2,115,860
Connecticut,
State Revolving Fund
General Revenue	5.00	1/1/23	1,250,000		1,438,650
Connecticut Development Authority,
Airport Facility Revenue
(Learjet Inc. Project)	7.95	4/1/26	2,300,000		2,389,194

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Connecticut (continued)
Connecticut Development Authority,
First Mortgage Gross Revenue
(The Elim Park Baptist
Home, Inc. Project)	5.38	12/1/11	1,765,000	1,789,992
Connecticut Development Authority,
First Mortgage Gross Revenue
(The Elim Park Baptist
Home, Inc. Project)	5.38	12/1/18	2,025,000	2,007,625
Connecticut Development Authority,
First Mortgage Gross Revenue
(The Elim Park Baptist
Home, Inc. Project)	5.75	12/1/23	1,000,000	1,009,110
Connecticut Development Authority,
PCR (Connecticut Light and
Power Company Project)	5.85	9/1/28	6,200,000	6,206,262
Connecticut Development Authority,
PCR (Connecticut Light and
Power Company Project)	5.95	9/1/28	4,445,000	4,461,580
Connecticut Development Authority,
PCR (The United Illuminating
Company Project)	5.75	2/1/12	1,250,000	1,283,313
Connecticut Development Authority,
Solid Waste Disposal Facility
Revenue (PSEG Power LLC Project)	5.75	11/1/37	9,250,000	8,609,623
Connecticut Development Authority,
Water Facilities Revenue
(Aquarion Water Company of
Connecticut Project)	5.50	4/1/21	3,500,000	3,552,780
Connecticut Development Authority,
Water Facilities Revenue (Aquarion
Water Company of Connecticut
Project) (Insured; XLCA)	5.10	9/1/37	6,250,000	5,204,250
Connecticut Development Authority,
Water Facilities Revenue
(Bridgeport Hydraulic
Company Project)	6.15	4/1/35	1,000,000	974,900
Connecticut Development Authority,
Water Facilities Revenue
(Bridgeport Hydraulic Company
Project) (Insured; AMBAC)	6.15	4/1/35	2,750,000	2,680,975

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Connecticut (continued)
Connecticut Health and Educational
Facilities Authority, Revenue
(Ascension Health Senior
Credit Group)	5.00	11/15/40	12,000,000	11,551,800
Connecticut Health and Educational
Facilities Authority, Revenue
(Danbury Hospital Issue)
(Insured; AMBAC)	5.75	7/1/29	3,000,000	2,951,610
Connecticut Health and Educational
Facilities Authority, Revenue
(Fairfield University Issue)	5.00	7/1/25	1,340,000	1,378,940
Connecticut Health and Educational
Facilities Authority, Revenue
(Fairfield University Issue)	5.00	7/1/27	1,420,000	1,442,138
Connecticut Health and Educational
Facilities Authority, Revenue
(Fairfield University Issue)	5.00	7/1/34	4,000,000	3,866,560
Connecticut Health and Educational
Facilities Authority, Revenue
(Fairfield University Issue)	5.00	7/1/35	2,000,000	1,918,620
Connecticut Health and Educational
Facilities Authority, Revenue
(Fairfield University Issue)	5.00	7/1/40	2,500,000	2,357,250
Connecticut Health and Educational
Facilities Authority, Revenue
(Greenwich Academy Issue)
(Insured; Assured Guaranty
Municipal Corp.)	5.25	3/1/32	10,880,000	12,398,086
Connecticut Health and Educational
Facilities Authority, Revenue
(Griffin Hospital Issue)
(Insured; Radian)	5.00	7/1/23	1,280,000	1,187,149
Connecticut Health and Educational
Facilities Authority, Revenue
(Hospital for Special Care
Issue) (Insured; Radian)	5.25	7/1/32	3,500,000	3,118,185
Connecticut Health and Educational
Facilities Authority, Revenue
(Loomis Chaffee School Issue)
(Insured; AMBAC)	5.25	7/1/28	1,760,000	1,983,221

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Connecticut (continued)
Connecticut Health and Educational
Facilities Authority, Revenue
(Loomis Chaffee School
Issue) (Prerefunded)	5.25	7/1/11	3,000,000	[a]	3,055,770
Connecticut Health and Educational
Facilities Authority, Revenue
(Loomis Chaffee School
Issue) (Prerefunded)	5.50	7/1/11	1,150,000	[a]	1,171,873
Connecticut Health and Educational
Facilities Authority, Revenue
(Quinnipiac University Issue)
(Insured; National Public
Finance Guarantee Corp.)	5.00	7/1/19	2,000,000		2,150,760
Connecticut Health and Educational
Facilities Authority, Revenue
(Quinnipiac University Issue)
(Insured; National Public
Finance Guarantee Corp.)	5.75	7/1/33	5,000,000		5,174,550
Connecticut Health and Educational
Facilities Authority, Revenue
(Quinnipiac University Issue)
(Insured; National Public
Finance Guarantee Corp.)	5.00	7/1/37	2,000,000		1,896,480
Connecticut Health and Educational
Facilities Authority, Revenue
(Salisbury School Issue)
(Insured; Assured Guaranty
Municipal Corp.)	5.00	7/1/33	5,000,000		5,070,350
Connecticut Health and Educational
Facilities Authority, Revenue
(Stamford Hospital Issue)	5.00	7/1/30	6,750,000		6,651,315
Connecticut Health and
Educational Facilities
Authority, Revenue (The
William W. Backus Hospital
Issue) (Insured; Assured
Guaranty Municipal Corp.)	5.25	7/1/23	2,000,000		2,117,340
Connecticut Health and
Educational Facilities
Authority, Revenue
(Trinity College Issue)
(Insured; National Public
Finance Guarantee Corp.)	5.00	7/1/22	1,000,000		1,045,290

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Connecticut (continued)
Connecticut Health and Educational
Facilities Authority, Revenue
(University of Hartford Issue)
(Insured; Radian)	5.00	7/1/17	1,220,000	1,274,107
Connecticut Health and Educational
Facilities Authority, Revenue
(University of Hartford Issue)
(Insured; Radian)	5.50	7/1/22	1,750,000	1,745,520
Connecticut Health and Educational
Facilities Authority, Revenue
(University of Hartford Issue)
(Insured; Radian)	5.63	7/1/26	4,000,000	3,898,160
Connecticut Health and Educational
Facilities Authority, Revenue
(University of Hartford Issue)
(Insured; Radian)	5.25	7/1/36	5,070,000	4,294,898
Connecticut Health and Educational
Facilities Authority, Revenue
(Wesleyan University Issue)	5.00	7/1/35	5,000,000	5,086,150
Connecticut Health and Educational
Facilities Authority, Revenue
(Wesleyan University Issue)	5.00	7/1/39	6,500,000	6,568,640
Connecticut Health and Educational
Facilities Authority, Revenue
(Yale University Issue)	5.00	7/1/40	5,000,000	5,119,150
Connecticut Health and Educational
Facilities Authority, Revenue
(Yale-New Haven Hospital Issue)	5.75	7/1/34	4,000,000	4,059,400
Connecticut Health and Educational
Facilities Authority, Revenue
(Yale-New Haven Hospital
Issue) (Insured; AMBAC)	5.00	7/1/31	2,500,000	2,504,900
Connecticut Higher Education
Supplemental Loan Authority,
Revenue (Family Education Loan
Program) (Insured; AMBAC)	5.63	11/15/11	315,000	319,404
Connecticut Higher Education
Supplemental Loan Authority,
Senior Revenue (Connecticut
Family Education Loan Program)
(Insured; National Public
Finance Guarantee Corp.)	4.50	11/15/20	1,715,000	1,721,586

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Connecticut (continued)
Connecticut Higher Education
Supplemental Loan Authority,
Senior Revenue (Connecticut
Family Education Loan
Program) (Insured; National
Public Finance Guarantee Corp.)	4.80	11/15/22	3,115,000	3,146,025
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.00	11/15/21	3,190,000	3,237,786
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.45	11/15/29	4,550,000	4,549,864
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	5.00	11/15/35	2,475,000	2,284,301
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)	6.00	11/15/38	3,785,000	3,874,667
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)
(Insured; AMBAC)	5.10	11/15/33	2,500,000	2,405,975
Connecticut Resources Recovery
Authority, RRR (American Ref-Fuel
Company of Southeastern
Connecticut Project)	5.50	11/15/15	1,000,000	996,760
Connecticut Resources Recovery
Authority, RRR (American Ref-Fuel
Company of Southeastern
Connecticut Project)	5.50	11/15/15	3,250,000	3,239,470
Eastern Connecticut Resource
Recovery Authority, Solid
Waste Revenue (Wheelabrator
Lisbon Project)	5.50	1/1/14	2,565,000	2,571,387
Eastern Connecticut Resource
Recovery Authority, Solid
Waste Revenue (Wheelabrator
Lisbon Project)	5.50	1/1/20	7,000,000	6,999,300

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Connecticut (continued)
Greater New Haven Water Pollution
Control Authority, Regional
Wastewater System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	11/15/37	1,800,000	1,757,304
Greater New Haven Water Pollution
Control Authority, Regional
Wastewater System Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	11/15/30	5,000,000	5,048,400
Greater New Haven Water Pollution
Control Authority, Regional
Wastewater System Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	8/15/35	2,000,000	1,947,720
Greenwich Housing Authority,
MFHR (Greenwich
Close Apartments)	6.25	9/1/17	3,715,000	3,773,288
Hamden,
GO (Insured; National Public
Finance Guarantee Corp.)	5.25	8/15/14	5,000	5,707
Meriden,
GO (Insured; National Public
Finance Guarantee Corp.)	5.00	8/1/16	2,090,000	2,447,453
New Britain,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	4/1/24	4,500,000	5,046,255
New Haven,
GO	5.00	3/1/17	1,425,000	1,608,454
New Haven,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	3/1/29	1,000,000	1,012,870
South Central Connecticut
Regional Water Authority,
Water System Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.25	8/1/24	2,000,000	2,239,580

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Connecticut (continued)
South Central Connecticut Regional
Water Authority, Water System
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.25	8/1/31	2,000,000		2,070,260
University of Connecticut,
GO	5.00	2/15/25	1,000,000		1,084,670
University of Connecticut,
GO	5.00	2/15/27	1,000,000		1,068,070
University of Connecticut,
GO	5.00	2/15/28	1,000,000		1,061,180
University of Connecticut,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	2/15/24	1,225,000		1,301,293
U.S. Related—23.7%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.50	5/15/39	3,000,000		2,456,670
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/50	12,000,000	[b]	387,240
Government of Guam,
LOR (Section 30)	5.63	12/1/29	1,000,000		974,650
Guam Economic Development
Authority, Tobacco Settlement
Asset-Backed Bonds	5.20	5/15/12	795,000		833,112
Guam Economic Development
Authority, Tobacco Settlement
Asset-Backed Bonds	5.45	5/15/16	1,445,000		1,699,609
Guam Economic Development
Authority, Tobacco Settlement
Asset-Backed Bonds (Prerefunded)	5.00	5/15/11	55,000	[a]	55,111
Guam Power Authority,
Revenue	5.50	10/1/30	1,750,000		1,652,245
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.50	7/1/16	750,000		751,875
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.63	7/1/40	2,000,000		1,725,820

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	6.00	7/1/38	6,000,000		5,740,380
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/25	1,500,000		1,451,835
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; Assured Guaranty
Municipal Corp.)	5.25	7/1/12	2,600,000		2,721,680
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; FGIC)	5.50	7/1/16	3,270,000		3,527,022
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; National Public
Finance Guarantee Corp.)	5.50	7/1/13	8,000,000		8,494,640
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; National Public
Finance Guarantee Corp.)	5.25	7/1/14	4,925,000		5,264,825
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/28	5,000,000		4,786,850
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/40	3,000,000		2,635,710
Puerto Rico Highways and
Transportation Authority,
Highway Revenue (Prerefunded)	5.50	7/1/16	5,000,000	[a]	6,017,900
Puerto Rico Highways and
Transportation Authority,
Highway Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.50	7/1/13	3,615,000		3,715,461
Puerto Rico Highways and
Transportation Authority,
Transportation Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.25	7/1/33	7,750,000		7,024,135
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	0.00	7/1/35	5,500,000	[b]	941,655

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	1,500,000	1,386,390
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/39	4,000,000	4,022,120
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	3,450,000	3,456,279
Virgin Islands Public Finance
Authority, Revenue (Virgin
Islands Gross Receipts
Taxes Loan Note)	6.38	10/1/19	5,000,000	5,044,600
Virgin Islands Public Finance
Authority, Revenue (Virgin
Islands Matching Fund
Loan Note)	5.00	10/1/25	5,000,000	4,867,050
Total Long-Term Municipal Investments
(cost $340,994,143)				337,315,853

Short-Term Municipal
Investment—.6%
Connecticut;
Connecticut Health and Educational
Facilities Authority, Revenue
(Edgehill Issue) (LOC;
JPMorgan Chase Bank)
(cost $2,000,000)	0.25	5/1/11	2,000,000 [c]	2,000,000

Total Investments (cost $342,994,143)			98.6%	339,315,853

Cash and Receivables (Net)			1.4%	4,874,754

Net Assets			100.0%	344,190,607

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Variable rate demand note—rate shown is the interest rate in effect at April 30, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	23.1
AA		Aa		AA	26.6
A		A		A	19.0
BBB		Baa		BBB	21.1
BB		Ba		BB	2.7
F1		MIG1/P1		SP1/A1	.6
Not Rated[d]		Not Rated[d]		Not Rated[d]	6.9
					100.0

† Based on total investments.
d Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	342,994,143	339,315,853
Interest receivable		5,603,538
Receivable for shares of Beneficial Interest subscribed		63,892
Prepaid expenses		26,630
		345,009,913
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		253,689
Cash overdraft due to Custodian		351,108
Payable for shares of Beneficial Interest redeemed		117,398
Accrued expenses		97,111
		819,306
Net Assets ($)		344,190,607
Composition of Net Assets ($):
Paid-in capital		348,862,012
Accumulated net realized gain (loss) on investments		(993,115)
Accumulated net unrealized appreciation
(depreciation) on investments		(3,678,290)
Net Assets ($)		344,190,607

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class Z
Net Assets ($)	215,132,379	350,314	16,322,295	6,309,234	106,076,385
Shares Outstanding	19,011,109	30,974	1,444,680	557,633	9,375,936
Net Asset Value
Per Share ($)	11.32	11.31	11.30	11.31	11.31

See notes to financial statements.

The Fund 21

STATEMENT OF OPERATIONS

Year Ended April 30, 2011

Investment Income ($):
Interest Income	17,879,448
Expenses:
Management fee—Note 3(a)	2,045,374
Shareholder servicing costs—Note 3(c)	856,757
Distribution fees—Note 3(b)	137,057
Professional fees	55,353
Registration fees	41,271
Custodian fees—Note 3(c)	39,863
Trustees’ fees and expenses—Note 3(d)	21,746
Prospectus and shareholders’ reports	21,439
Loan commitment fees—Note 2	3,533
Interest expense—Note 2	146
Miscellaneous	38,514
Total Expenses	3,261,053
Less—reduction in fees due to earnings credits—Note 3(c)	(633)
Net Expenses	3,260,420
Investment Income—Net	14,619,028
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,161,819
Net unrealized appreciation (depreciation) on investments	(14,329,203)
Net Realized and Unrealized Gain (Loss) on Investments	(12,167,384)
Net Increase in Net Assets Resulting from Operations	2,451,644

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,
	2011	2010
Operations ($):
Investment income—net	14,619,028	15,348,782
Net realized gain (loss) on investments	2,161,819	296,423
Net unrealized appreciation
(depreciation) on investments	(14,329,203)	16,479,253
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,451,644	32,124,458
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(9,119,939)	(9,931,039)
Class B Shares	(22,199)	(60,216)
Class C Shares	(555,814)	(557,038)
Class I Shares	(308,745)	(33,864)
Class Z Shares	(4,562,009)	(4,703,838)
Total Dividends	(14,568,706)	(15,285,995)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	10,559,528	20,155,031
Class B Shares	620	1,409
Class C Shares	2,490,158	5,827,682
Class I Shares	5,830,927	5,465,379
Class Z Shares	5,066,925	7,350,576
Dividends reinvested:
Class A Shares	6,139,560	6,724,076
Class B Shares	15,439	45,207
Class C Shares	443,327	454,904
Class I Shares	84,186	10,116
Class Z Shares	3,375,833	3,469,994
Cost of shares redeemed:
Class A Shares	(40,179,377)	(29,852,153)
Class B Shares	(779,713)	(1,829,997)
Class C Shares	(4,478,346)	(3,591,851)
Class I Shares	(4,691,453)	(68,261)
Class Z Shares	(11,523,718)	(11,527,353)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(27,646,104)	2,634,759
Total Increase (Decrease) in Net Assets	(39,763,166)	19,473,222
Net Assets ($):
Beginning of Period	383,953,773	364,480,551
End of Period	344,190,607	383,953,773

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,
	2011	2010
Capital Share Transactions:
Class Aa
Shares sold	911,610	1,751,910
Shares issued for dividends reinvested	531,948	584,106
Shares redeemed	(3,515,669)	(2,592,921)
Net Increase (Decrease) in Shares Outstanding	(2,072,111)	(256,905)
Class Ba
Shares sold	54	120
Shares issued for dividends reinvested	1,328	3,943
Shares redeemed	(67,082)	(160,718)
Net Increase (Decrease) in Shares Outstanding	(65,700)	(156,655)
Class C
Shares sold	214,017	506,687
Shares issued for dividends reinvested	38,434	39,568
Shares redeemed	(391,724)	(312,589)
Net Increase (Decrease) in Shares Outstanding	(139,273)	233,666
Class I
Shares sold	499,896	470,043
Shares issued for dividends reinvested	7,275	868
Shares redeemed	(415,567)	(5,869)
Net Increase (Decrease) in Shares Outstanding	91,604	465,042
Class Z
Shares sold	437,420	639,262
Shares issued for dividends reinvested	292,626	301,561
Shares redeemed	(1,010,115)	(1,000,688)
Net Increase (Decrease) in Shares Outstanding	(280,069)	(59,865)

a During the period ended April 30, 2011, 24,420 Class B shares representing $285,875, were automatically converted to 24,408 Class A shares and during the period ended April 30, 2010, 72,773 Class B shares representing $828,609 were automatically converted to 72,710 Class A shares.

See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.68	11.16	11.55	11.87	11.78
Investment Operations:
Investment income—net[a]	.45	.47	.47	.48	.49
Net realized and unrealized
gain (loss) on investments	(.36)	.52	(.39)	(.30)	.09
Total from Investment Operations	.09	.99	.08	.18	.58
Distributions:
Dividends from investment income—net	(.45)	(.47)	(.47)	(.48)	(.49)
Dividends from net realized
gain on investments	—	—	—	(.02)	—
Total Distributions	(.45)	(.47)	(.47)	(.50)	(.49)
Net asset value, end of period	11.32	11.68	11.16	11.55	11.87
Total Return (%)[b]	.75	8.98	.86	1.54	5.04
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.91	.90	.93	1.10	1.20
Ratio of net expenses
to average net assets	.91	.90	.93	1.09	1.19
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	—	.02	.20	.30
Ratio of net investment income
to average net assets	3.90	4.07	4.29	4.12	4.17
Portfolio Turnover Rate	17.05	11.42	26.41	44.96	43.87
Net Assets, end of period ($ x 1,000)	215,132	246,190	238,183	248,300	257,627

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.67	11.15	11.54	11.86	11.77
Investment Operations:
Investment income—net[a]	.35	.38	.40	.41	.43
Net realized and unrealized
gain (loss) on investments	(.35)	.53	(.38)	(.30)	.09
Total from Investment Operations	—	.91	.02	.11	.52
Distributions:
Dividends from investment income—net	(.36)	(.39)	(.41)	(.41)	(.43)
Dividends from net realized
gain on investments	—	—	—	(.02)	—
Total Distributions	(.36)	(.39)	(.41)	(.43)	(.43)
Net asset value, end of period	11.31	11.67	11.15	11.54	11.86
Total Return (%)[b]	.00[c]	8.31	.26	.97	4.50
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.56	1.54	1.52	1.66	1.72
Ratio of net expenses
to average net assets	1.56	1.54	1.52	1.65	1.71
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	—	.02	.20	.30
Ratio of net investment income
to average net assets	3.11	3.47	3.68	3.56	3.66
Portfolio Turnover Rate	17.05	11.42	26.41	44.96	43.87
Net Assets, end of period ($ x 1,000)	350	1,128	2,825	7,541	17,314

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Amount represents less than .01%.

See notes to financial statements.

26

		Year Ended April 30,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.66	11.14	11.53	11.85	11.76
Investment Operations:
Investment income—net[a]	.36	.38	.39	.39	.40
Net realized and unrealized
gain (loss) on investments	(.36)	.52	(.39)	(.30)	.09
Total from Investment Operations	—	.90	—	.09	.49
Distributions:
Dividends from investment income—net	(.36)	(.38)	(.39)	(.39)	(.40)
Dividends from net realized
gain on investments	—	—	—	(.02)	—
Total Distributions	(.36)	(.38)	(.39)	(.41)	(.40)
Net asset value, end of period	11.30	11.66	11.14	11.53	11.85
Total Return (%)[b]	(.01)	8.17	.09	.76	4.25
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.67	1.66	1.69	1.86	1.96
Ratio of net expenses
to average net assets	1.66	1.66	1.68	1.85	1.95
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	—	.02	.20	.30
Ratio of net investment income
to average net assets	3.14	3.30	3.53	3.35	3.41
Portfolio Turnover Rate	17.05	11.42	26.41	44.96	43.87
Net Assets, end of period ($ x 1,000)	16,322	18,466	15,045	12,640	11,021

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class I Shares	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	11.68	11.16	10.13
Investment Operations:
Investment income—net[b]	.48	.44	.19
Net realized and unrealized
gain (loss) on investments	(.37)	.58	1.03
Total from Investment Operations	.11	1.02	1.22
Distributions:
Dividends from investment income—net	(.48)	(.50)	(.19)
Net asset value, end of period	11.31	11.68	11.16
Total Return (%)	.92	9.27	12.10[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.63	.70	.64[d]
Ratio of net expenses to average net assets	.63	.65	.63[d]
Ratio of interest and expense related to floating
rate notes issued to average net assets	—	—	.02
Ratio of net investment income
to average net assets	4.16	4.30	4.70[d]
Portfolio Turnover Rate	17.05	11.42	26.41
Net Assets, end of period ($ x 1,000)	6,309	5,441	11

a	From December 15, 2008 (commencement of initial offering) to April 30, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

28

		Year Ended April 30,
Class Z Shares	2011	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	11.67	11.16	11.55	11.79
Investment Operations:
Investment income—net[b]	.48	.49	.49	.46
Net realized and unrealized
gain (loss) on investments	(.37)	.51	(.39)	(.22)
Total from Investment Operations	.11	1.00	.10	.24
Distributions:
Dividends from investment income—net	(.47)	(.49)	(.49)	(.46)
Dividends from net realized
gain on investments	—	—	—	(.02)
Total Distributions	(.47)	(.49)	(.49)	(.48)
Net asset value, end of period	11.31	11.67	11.16	11.55
Total Return (%)	.97	9.11	1.03	2.04[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	.70	.76	.94[d]
Ratio of net expenses to average net assets	.70	.70	.76	.93[d]
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	—	.02	.20
Ratio of net investment income
to average net assets	4.11	4.27	4.46	4.31[d]
Portfolio Turnover Rate	17.05	11.42	26.41	44.96
Net Assets, end of period ($ x 1,000)	106,076	112,728	108,416	118,444

a	From May 30, 2007 (commencement of initial offering) to April 30, 2008.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus State Municipal Bond Funds (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company and operates as a series company that offers six series including the Dreyfus Connecticut Fund (the “fund”).The fund’s investment objective is to maximize current income exempt from federal income tax and from Connecticut state income tax, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, Class I and Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Class Z shares are sold at net asset value per share generally only to shareholders of the fund who received Class Z shares in exchange for their shares of a Dreyfus-managed fund as a result of the reorganization of such Dreyfus-managed fund, and who continue to maintain accounts with the fund at the time of purchase. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency

30

costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

(which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

32

The following is a summary of the inputs used as of April 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	339,315,853	—	339,315,853

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at April 30, 2011.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $319,456, accumulated capital losses $1,049,850 and unrealized depreciation $3,621,555.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2011. If not applied, $469,665 of the carryover expires in fiscal 2017 and $580,185 expires in fiscal 2018.

34

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2011 and April 30, 2010 were as follows: tax exempt income $14,528,279 and $15,218,456 and ordinary income $40,427 and $67,539, respectively.

During the period ended April 30, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $50,322, increased accumulated net realized gain (loss) on investments by $1,455 and increased paid-in capital by $48,867. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2011 was approximately $9,600, with a related weighted average annualized interest rate of 1.52%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended April 30, 2011, the Distributor retained $36,611 from commissions earned on sales of the fund’s Class A shares and $20 and $11,390 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2011, Class B and Class C shares were charged $3,572 and $133,485, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of their shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2011, Class A, Class B and Class C shares were charged $586,689, $1,786, and $44,495, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholders accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2011, Class Z shares were charged $47,430 pursuant to the Shareholder Services Plan.

36

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2011, the fund was charged $97,889 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2011, the fund was charged $9,450 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $633.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2011, the fund was charged $39,863 pursuant to the custody agreement.

During the period ended April 30, 2011, the fund was charged $6,327 for services performed by the Chief Compliance Officer.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $154,314, Rule 12b-1 distribution plan fees $10,111, shareholder services plan fees $51,265, custodian fees $17,552, chief compliance officer fees $2,481 and transfer agency per account fees $17,966.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2011, amounted to $61,892,098 and $83,339,420, respectively.

At April 30, 2011, the cost of investments for federal income tax purposes was $342,937,408; accordingly, accumulated net unrealized depreciation on investments was $3,621,555, consisting of $7,825,854 gross unrealized appreciation and $11,447,409 gross unrealized depreciation.

38

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus State Municipal Bond Funds, Dreyfus Connecticut Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus State Municipal Bond Funds, Dreyfus Connecticut Fund (one of the series comprising Dreyfus State Municipal Bond Funds) as of April 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus State Municipal Bond Funds, Dreyfus Connecticut Fund at April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 28, 2011

The Fund 39

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2011 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are Connecticut residents, Connecticut personal income taxes), except $40,427 that is being designated as an ordinary income distribution for reporting pur-poses.Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2011 calendar year on Form 1099-DIV and their portion of the fund’s tax exempt dividends paid for the 2011 calendar year on Form 1099-INT, both of which will be mailed in early 2012.

40

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 170
———————
Clifford L. Alexander, Jr. (77)
Board Member (1986)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
No. of Portfolios for which Board Member Serves: 46
———————
David W. Burke (75)
Board Member (2007)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 84
———————
Peggy C. Davis (68)
Board Member (1990)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 53

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Diane Dunst (71)
Board Member (2007)
Principal Occupation During Past 5Years:
• President of Huntting House Antiques
No. of Portfolios for which Board Member Serves: 18
———————
Ernest Kafka (78)
Board Member (1986)
Principal Occupation During Past 5Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
No. of Portfolios for which Board Member Serves: 18
———————
Nathan Leventhal (68)
Board Member (1989)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 44
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Jay I. Meltzer, Emeritus Board Member
Daniel Rose, Emeritus Board Member
Warren B. Rudman, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

42

OFFICERS OF THE FUND (Unaudited)

The Fund 43

OFFICERS OF THE FUND (Unaudited) (continued)

44

The Fund 45

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
22	Financial Highlights
25	Notes to Financial Statements
33	Report of Independent Registered Public Accounting Firm
34	Important Tax Information
35	Board Members Information
37	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus State
Municipal Bond Funds,
Dreyfus Maryland Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Maryland Fund, a series of Dreyfus State Municipal Bond Funds, covering the 12-month period from May 1, 2010, through April 30, 2011.

Multiple crosscurrents have influenced the U.S. and global economies.A modest slowdown earlier in 2010 gave way to renewed strength during the reporting period.The recovery has been fueled by three important characteristics. First, macroeconomic policy has been stimulative in the United States and most of the developed world. Second, in response to inflation worries emerging countries have shifted policy from aggressively stimulative to neutral, but not restrictive, supporting ongoing demand for commodities.Third, corporate balance sheets have strengthened due to cheap bond financing, rising profits and relatively slow growth in corporate spending.

Within the municipal bond market, however, headline risks stemming from state and local budget pressures and changes to the supply-and-demand dynamics caused by the end of the federal financing subsidies led to significant price pressures during the latter part of the reporting period. Despite recent challenges, we believe that long-term municipal bond market fundamentals remain sound and current market conditions could give rise to attractive buying opportunities. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 16, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2010, through April 30, 2011, as provided by Jeffrey Burger and James Welch, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended April 30, 2011, the Class A, Class B and Class C shares of Dreyfus Maryland Fund, a series of Dreyfus State Municipal Bond Funds, produced total returns of 1.29%, 0.70% and 0.52%, respectively.1 In comparison, the Barclays Capital Municipal Bond Index, the fund’s benchmark index, which is composed of bonds issued nationally and not solely within Maryland, achieved a total return of 2.20% for the same period.2

Municipal bonds encountered heightened volatility over the reporting period’s second half amid rising long-term interest rates and changing supply-and-demand dynamics.The fund produced lower returns than its benchmark, primarily due to lagging returns from shorter-term securities, escrowed bonds and an overweighting to certain lower-rated hospital bonds.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Maryland state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Maryland state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

In managing the fund, we focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting.We select municipal bonds by using fundamental credit analysis to estimate the relative value of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. Additionally, we trade among various sectors, such as pre-refunded, general obligation and

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

revenue sectors, based on their apparent relative values. The fund generally will invest simultaneously in several of these sectors.

Changing Market Forces Derailed Municipal Bonds

Municipal bonds fared relatively well over the first half of the reporting period, when a subpar economic recovery kept inflationary pressures at bay and the Build America Bonds program diverted a substantial amount of new bond issuance to the taxable bond market. However, the U.S. economic recovery gained traction in the fall of 2010 after a new round of quantitative easing of monetary policy sparked a rise in longer-term interest rates, and municipal bond prices fell.

Furthermore, the market’s supply-and-demand dynamics deteriorated as it became clearer that the Build America Bonds program would be allowed to expire at the end of 2010. Investors sold longer-maturity municipal bonds in anticipation of a surge in the supply of newly issued securities as issuers rushed to lock in federal subsidies toward year-end. Finally, most states continued to struggle with fiscal pressures. Maryland fared better than many other states during the downturn, and the state addressed its budget gap with relatively mild spending cuts and revenue increases.

The market showed signs of stabilization over the first four months of 2011, when the supply of newly issued municipal bonds declined sharply. Meanwhile, demand recovered as individuals reacted to higher state income taxes and institutional investors regarded municipal bonds as inexpensively valued.

Shorter-Term Holdings Dampened Relative Returns

Municipal bonds from Maryland generally produced higher returns than broader market averages. However, the fund’s results compared to the national benchmark were undermined by some of the fund’s shorter-term holdings, where yields remained anchored by a historically low federal funds rate. In addition, the fund’s relative performance was hurt by lagging results from bonds for which the funds for early redemption have been set aside in escrow.An overweighting to bonds backed by revenues from lower-rated hospitals also constrained the fund’s relative performance during the reporting period.

4

The fund achieved better results from its core holdings of seasoned municipal bonds, which carry higher yields than currently are available from newly issued securities. Bonds backed by revenues from housing projects and industrial development projects also fared well during the reporting period. In addition, our emphasis on bonds with durations between six and eight years helped the fund avoid pronounced weakness at the longer end of the market’s range when long-term interest rates climbed.

Weathering a Period of Transition

Although we have been encouraged by signs of market stabilization, we expect additional bouts of market volatility over the near term as inflation fears intensify in the recovering economy. Consequently, we have maintained the fund’s average duration in a position that is roughly in line with industry averages, and our security selection strategy has emphasized higher yielding revenue bonds that our analysts have deemed fundamentally strong and selling at attractive valuations.

We remain optimistic over the longer term. Once the transition to a more ample supply of tax-exempt securities is complete, demand seems likely to stay robust as investors respond to higher state taxes and possible federal tax increases down the road.

May 16, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns.
Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-
Maryland residents, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus State
Municipal Bond Funds, Dreyfus Maryland Fund on 4/30/01 to a $10,000 investment made in the Barclays Capital
Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund invests primarily in Maryland municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.The Index is not limited to investments principally in Maryland municipal obligations.
The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/11

	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	–3.23%	2.50%	3.61%
without sales charge	1.29%	3.45%	4.08%
Class B shares
with applicable redemption charge †	–3.19%	2.53%	3.76%
without redemption	0.70%	2.87%	3.76%
Class C shares
with applicable redemption charge ††	–0.46%	2.66%	3.29%
without redemption	0.52%	2.66%	3.29%
Barclays Capital Municipal Bond Index	2.20%	4.52%	4.96%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Maryland Fund from November 1, 2010 to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2011

	Class A	Class B	Class C
Expenses paid per $1,000†	$ 4.75	$ 7.82	$ 8.50
Ending value (after expenses)	$974.40	$972.40	$970.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2011

	Class A	Class B	Class C
Expenses paid per $1,000†	$ 4.86	$ 8.00	$ 8.70
Ending value (after expenses)	$1,019.98	$1,016.86	$1,016.17

† Expenses are equal to the fund’s annualized expense ratio of .97% for Class A, 1.60% for Class B and 1.74%
for Class C, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

April 30, 2011

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.7%	Rate (%)	Date	Amount ($)	Value ($)
Maryland—84.4%
Anne Arundel County,
EDR (Anne Arundel Community
College Project)	5.00	9/1/17	2,255,000	2,350,003
Baltimore,
Project Revenue (Wastewater
Projects) (Insured; National
Public Finance Guarantee Corp.)	5.00	7/1/22	630,000	672,802
Baltimore,
Subordinate Project Revenue
(Water Projects)	5.75	7/1/39	750,000	796,860
Frederick County,
Educational Facilities Revenue
(Mount Saint Mary’s University)	4.50	9/1/25	3,000,000	2,509,860
Gaithersburg,
Hospital Facilities
Improvement Revenue (Shady
Grove Adventist Hospital)
(Insured; Assured Guaranty
Municipal Corp.)	6.50	9/1/12	2,750,000	2,879,360
Harford County,
MFHR (Affinity Old Post
Apartments Projects)
(Collateralized; GNMA)	5.00	11/20/25	1,460,000	1,451,006
Howard County,
COP	8.15	2/15/20	605,000	839,014
Howard County,
GO (Metropolitan District Project)	5.25	8/15/19	1,545,000	1,596,541
Hyattsville,
Special Obligation Revenue
(University Town Center Project)	5.75	7/1/34	3,000,000	2,591,130
Maryland,
GO (State and Local Facilities
Loan) (Prerefunded)	5.00	8/1/13	1,000,000 [a]	1,098,230
Maryland Community Development
Administration, Department of
Housing and Community
Development, Housing Revenue	5.95	7/1/23	705,000	705,388
Maryland Community Development
Administration, Department of
Housing and Community
Development, Housing Revenue
(Collateralized; GNMA)	5.05	7/1/47	2,550,000	2,237,497

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Maryland (continued)
Maryland Community Development
Administration, Department
of Housing and Community
Development, Residential Revenue	5.38	9/1/22	985,000	985,443
Maryland Community Development
Administration, Department
of Housing and Community
Development, Residential Revenue	4.80	9/1/32	3,000,000	2,784,150
Maryland Community Development
Administration, Department
of Housing and Community
Development, Residential Revenue	4.95	9/1/38	1,245,000	1,170,412
Maryland Community Development
Administration, Department
of Housing and Community
Development, Residential Revenue	4.85	9/1/47	4,175,000	3,742,178
Maryland Economic Development
Corporation, EDR
(Terminal Project)	5.75	6/1/35	2,000,000	1,840,140
Maryland Economic Development
Corporation, EDR (Transportation
Facilities Project)	5.75	6/1/35	1,000,000	920,410
Maryland Economic Development
Corporation, LR (Maryland
Aviation Administration
Facilities) (Insured; Assured
Guaranty Municipal Corp.)	5.50	6/1/16	3,120,000	3,321,895
Maryland Economic Development
Corporation, LR (Maryland
Aviation Administration
Facilities) (Insured; Assured
Guaranty Municipal Corp.)	5.50	6/1/18	2,535,000	2,690,319
Maryland Economic Development
Corporation, LR (Maryland
Aviation Administration
Facilities) (Insured; Assured
Guaranty Municipal Corp.)	5.38	6/1/19	7,000,000	7,403,900
Maryland Economic Development
Corporation, LR (Montgomery
County Wayne Avenue Parking
Garage Project)	5.25	9/15/16	2,940,000	3,102,435

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Maryland (continued)
Maryland Economic Development
Corporation, PCR (Potomac
Electric Project)	6.20	9/1/22	2,500,000	2,851,100
Maryland Economic Development
Corporation, Port Facilities
Revenue (CNX Marine Terminals
Inc. Port of Baltimore Facility)	5.75	9/1/25	2,000,000	1,922,840
Maryland Economic Development
Corporation, Senior Student
Housing Revenue (Towson
University Project)	5.00	7/1/39	450,000	373,280
Maryland Economic Development
Corporation, Student Housing
Revenue (University of Maryland,
College Park Projects)	5.75	6/1/33	1,000,000	969,560
Maryland Economic Development
Corporation, Student Housing
Revenue (University Village at
Sheppard Pratt) (Insured; ACA)	5.88	7/1/21	1,750,000	1,615,408
Maryland Economic Development
Corporation, Student Housing
Revenue (University Village at
Sheppard Pratt) (Insured; ACA)	6.00	7/1/33	1,750,000	1,455,090
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Anne
Arundel Health System Issue)	5.00	7/1/32	1,000,000	965,720
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Anne
Arundel Health System Issue)	6.75	7/1/39	2,500,000	2,729,000
Maryland Health and Higher
Educational Facilities Authority,
Revenue (Charlestown
Community Issue)	6.13	1/1/30	1,250,000	1,253,038
Maryland Health and
Higher Educational Facilities
Authority, Revenue
(Doctors Community
Hospital Issue)	5.75	7/1/38	1,000,000	819,830

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maryland (continued)
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Greater
Baltimore Medical Center Issue)	5.38	7/1/26	1,500,000		1,495,260
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Mercy
Medical Center Issue)	5.50	7/1/42	1,000,000		850,620
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Peninsula
Regional Medical Center Issue)	5.00	7/1/26	1,630,000		1,557,237
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Peninsula
Regional Medical Center Issue)	5.00	7/1/36	3,350,000		2,964,951
Maryland Health and Higher
Educational Facilities
Authority, Revenue (The Johns
Hopkins Health System
Obligated Group Issue)	5.00	5/15/40	4,945,000		4,892,534
Maryland Health and Higher
Educational Facilities
Authority, Revenue (University
of Maryland Medical System
Issue) (Insured; National
Public Finance Guarantee Corp.)	7.00	7/1/22	4,560,000		5,247,648
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Upper
Chesapeake Hospitals Issue)	6.00	1/1/38	3,005,000		3,070,870
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Washington
Christian Academy Issue)	5.25	7/1/18	500,000	[b]	199,885
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Washington
Christian Academy Issue)	5.50	7/1/38	3,540,000	[b]	1,414,336

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maryland (continued)
Maryland Health and Higher
Educational Facilities
Authority, Revenue
(Washington County
Hospital Issue)	5.75	1/1/38	2,500,000		2,249,125
Maryland Industrial Development
Financing Authority, EDR
(Medical Waste Associates
Limited Partnership Facility)	8.75	5/15/11	630,000		567,000
Maryland Industrial Development
Financing Authority, EDR (Our
Lady of Good Counsel High
School Facility)	6.00	5/1/35	1,600,000		1,492,416
Montgomery County,
Consolidated Public
Improvement GO	5.25	10/1/15	2,000,000		2,061,800
Montgomery County,
Special Obligation Revenue
(West Germantown Development
District) (Insured; Radian)	5.38	7/1/20	500,000		509,555
Montgomery County,
Special Obligation Revenue
(West Germantown Development
District) (Insured; Radian)	5.50	7/1/27	1,475,000		1,493,865
Montgomery County Housing,
Opportunities Commission, SFMR	0.00	7/1/28	34,670,000	[c]	13,319,867
Montgomery County Housing,
Opportunities Commission, SFMR	0.00	7/1/33	3,060,000	[c]	828,587
Montgomery County Housing,
Opportunities Commission, SFMR	5.00	7/1/36	1,595,000		1,524,533
Northeast Waste Disposal
Authority, RRR (Hartford
County Resource Recovery
Facility) (Insured; AMBAC)	5.25	3/15/13	1,400,000		1,404,270
Northeast Waste Disposal
Authority, RRR (Hartford
County Resource Recovery
Facility) (Insured; AMBAC)	5.25	3/15/14	1,220,000		1,223,294

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Maryland (continued)
Northeast Waste Disposal
Authority, Solid Waste Revenue
(Montgomery County Solid Waste
Disposal System) (Insured; AMBAC)	5.50	4/1/15	7,000,000	7,451,150
Northeast Waste Disposal
Authority, Solid Waste Revenue
(Montgomery County Solid Waste
Disposal System) (Insured; AMBAC)	5.50	4/1/16	8,000,000	8,515,600
Prince Georges County,
Special Obligation Revenue
(National Harbor Project)	5.20	7/1/34	4,000,000	3,394,000
Washington Metropolitan Area
Transit Authority, Gross
Transit Revenue	5.25	7/1/29	1,750,000	1,840,038
Washington Suburban Sanitary
District, General
Construction Revenue	5.00	6/1/15	2,500,000	2,535,050
U.S. Related—14.3%
Guam Power Authority,
Revenue	5.50	10/1/30	1,000,000	944,140
Guam Waterworks Authority,
Water and Wastewater
System Revenue	6.00	7/1/25	1,000,000	951,380
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	6.00	7/1/44	1,000,000	942,510
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	7/1/28	2,000,000	1,964,820
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/26	1,000,000	962,480
Puerto Rico Commonwealth,
Public Improvement GO	5.00	7/1/28	500,000	462,980
Puerto Rico Commonwealth,
Public Improvement GO	6.00	7/1/28	1,000,000	1,024,370
Puerto Rico Commonwealth,
Public Improvement GO	6.00	7/1/38	1,000,000	984,100
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; Assured Guaranty
Municipal Corp.)	5.13	7/1/30	100,000	96,502

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	3,500,000	3,222,695
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/40	1,000,000	878,570
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.25	7/1/30	1,110,000	1,049,638
Puerto Rico Infrastructure
Financing Authority,
Special Tax Revenue	5.00	7/1/25	1,250,000	1,200,825
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/39	1,580,000	1,588,737
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	2,500,000	2,504,550
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.50	8/1/44	1,500,000	1,568,940
Virgin Islands Public Finance
Authority, Revenue (Virgin
Islands Matching Fund Loan Note)	5.00	10/1/25	2,500,000	2,433,525

Total Investments (cost $161,634,149)			98.7%	157,528,092

Cash and Receivables (Net)			1.3%	2,068,096

Net Assets			100.0%	159,596,188

a This security is prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Non-income producing security; interest payments in default.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

16

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	31.5
AA		Aa		AA	27.1
A		A		A	20.1
BBB		Baa		BBB	9.8
BB		Ba		BB	3.4
Not Rated[d]		Not Rated[d]		Not Rated[d]	8.1
					100.0

† Based on total investments.
d Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 17

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	161,634,149	157,528,092
Cash		19,887
Interest receivable		2,290,915
Receivable for shares of Beneficial Interest subscribed		103,384
Prepaid expenses		15,131
		159,957,409
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		127,683
Payable for shares of Beneficial Interest redeemed		156,004
Accrued expenses		77,534
		361,221
Net Assets ($)		159,596,188
Composition of Net Assets ($):
Paid-in capital		172,644,042
Accumulated net realized gain (loss) on investments		(8,941,797)
Accumulated net unrealized appreciation
(depreciation) on investments		(4,106,057)
Net Assets ($)		159,596,188

Net Asset Value Per Share
	Class A	Class B	Class C
Net Assets ($)	154,922,146	708,516	3,965,526
Shares Outstanding	13,306,887	60,875	340,404
Net Asset Value Per Share ($)	11.64	11.64	11.65

See notes to financial statements.

18

STATEMENT OF OPERATIONS

Year Ended April 30, 2011

Investment Income ($):
Interest Income	8,811,363
Expenses:
Management fee—Note 3(a)	943,569
Shareholder servicing costs—Note 3(c)	527,808
Professional fees	55,498
Distribution fees—Note 3(b)	35,202
Registration fees	26,393
Custodian fees—Note 3(c)	18,503
Prospectus and shareholders’ reports	18,176
Trustees’ fees and expenses—Note 3(d)	9,894
Loan commitment fees—Note 2	1,730
Miscellaneous	26,671
Total Expenses	1,663,444
Less—reduction in fees due to earnings credits—Note 3(c)	(290)
Net Expenses	1,663,154
Investment Income—Net	7,148,209
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,161,486
Net unrealized appreciation (depreciation) on investments	(6,249,548)
Net Realized and Unrealized Gain (Loss) on Investments	(5,088,062)
Net Increase in Net Assets Resulting from Operations	2,060,147

See notes to financial statements.

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,
	2011	2010
Operations ($):
Investment income—net	7,148,209	7,457,744
Net realized gain (loss) on investments	1,161,486	(590,425)
Net unrealized appreciation
(depreciation) on investments	(6,249,548)	10,871,700
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,060,147	17,739,019
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(6,946,008)	(7,217,817)
Class B Shares	(38,405)	(74,955)
Class C Shares	(134,893)	(130,902)
Total Dividends	(7,119,306)	(7,423,674)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	7,086,903	12,844,544
Class B Shares	2,310	222,959
Class C Shares	996,143	689,207
Dividends reinvested:
Class A Shares	5,345,810	5,558,143
Class B Shares	28,467	51,371
Class C Shares	90,727	82,148
Cost of shares redeemed:
Class A Shares	(23,210,463)	(20,064,449)
Class B Shares	(788,226)	(2,552,230)
Class C Shares	(657,314)	(1,034,521)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(11,105,643)	(4,202,828)
Total Increase (Decrease) in Net Assets	(16,164,802)	6,112,517
Net Assets ($):
Beginning of Period	175,760,990	169,648,473
End of Period	159,596,188	175,760,990

20

		Year Ended April 30,
	2011	2010
Capital Share Transactions:
Class Aa
Shares sold	591,343	1,095,293
Shares issued for dividends reinvested	449,136	472,376
Shares redeemed	(1,971,803)	(1,705,994)
Net Increase (Decrease) in Shares Outstanding	(931,324)	(138,325)
Class Ba
Shares sold	194	19,377
Shares issued for dividends reinvested	2,388	4,385
Shares redeemed	(66,273)	(221,536)
Net Increase (Decrease) in Shares Outstanding	(63,691)	(197,774)
Class C
Shares sold	83,428	58,403
Shares issued for dividends reinvested	7,642	6,985
Shares redeemed	(55,654)	(87,708)
Net Increase (Decrease) in Shares Outstanding	35,416	(22,320)

a During the period ended April 30, 2011, 33,202 Class B shares representing $395,123 were automatically converted to 33,198 Class A shares and during the period ended April 30, 2010, 125,168 Class B shares representing $1,431,317 were automatically converted to 125,172 Class A shares.

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.98	11.29	11.83	12.24	12.12
Investment Operations:
Investment income—net[a]	.50	.51	.51	.49	.48
Net realized and unrealized
gain (loss) on investments	(.34)	.68	(.54)	(.41)	.12
Total from Investment Operations	.16	1.19	(.03)	.08	.60
Distributions:
Dividends from investment income—net	(.50)	(.50)	(.51)	(.49)	(.48)
Net asset value, end of period	11.64	11.98	11.29	11.83	12.24
Total Return (%)[b]	1.29	10.74	(.13)	.67	5.04
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.95	.94	.95	.93	.91
Ratio of net expenses
to average net assets	.95	.94	.94	.92	.91
Ratio of net investment income
to average net assets	4.19	4.31	4.54	4.07	3.94
Portfolio Turnover Rate	12.19	9.96	14.86	17.25	5.67
Net Assets, end of period ($ x 1,000)	154,922	170,612	162,311	178,268	186,327

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

22

		Year Ended April 30,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.98	11.29	11.84	12.24	12.12
Investment Operations:
Investment income—net[a]	.42	.41	.44	.41	.42
Net realized and unrealized
gain (loss) on investments	(.33)	.71	(.54)	(.38)	.12
Total from Investment Operations	.09	1.12	(.10)	.03	.54
Distributions:
Dividends from investment income—net	(.43)	(.43)	(.45)	(.43)	(.42)
Net asset value, end of period	11.64	11.98	11.29	11.84	12.24
Total Return (%)[b]	.70	10.06	(.76)	.22	4.51
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.56	1.55	1.50	1.46	1.41
Ratio of net expenses
to average net assets	1.56	1.55	1.50	1.45	1.41
Ratio of net investment income
to average net assets	3.59	3.73	3.94	3.53	3.43
Portfolio Turnover Rate	12.19	9.96	14.86	17.25	5.67
Net Assets, end of period ($ x 1,000)	709	1,492	3,640	10,266	21,524

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.99	11.30	11.84	12.25	12.12
Investment Operations:
Investment income—net[a]	.41	.41	.42	.39	.39
Net realized and unrealized
gain (loss) on investments	(.35)	.69	(.54)	(.41)	.13
Total from Investment Operations	.06	1.10	(.12)	(.02)	.52
Distributions:
Dividends from investment income—net	(.40)	(.41)	(.42)	(.39)	(.39)
Net asset value, end of period	11.65	11.99	11.30	11.84	12.25
Total Return (%)[b]	.52	9.88	(.90)	(.12)	4.33
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.72	1.72	1.73	1.72	1.67
Ratio of net expenses
to average net assets	1.72	1.72	1.73	1.71	1.67
Ratio of net investment income
to average net assets	3.41	3.52	3.76	3.28	3.18
Portfolio Turnover Rate	12.19	9.96	14.86	17.25	5.67
Net Assets, end of period ($ x 1,000)	3,966	3,657	3,698	3,713	4,025

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus State Municipal Bond Funds (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company and operates as a series company that offers six series, including the Dreyfus Maryland Fund (the “fund”).The fund’s investment objective is to maximize current income exempt from federal income tax and from Maryland state income tax, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

26

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	157,528,092	—	157,528,092

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at April 30, 2011.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

28

As of and during the period ended April 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $82,836, accumulated capital losses $9,003,817 and unrealized depreciation $4,044,037.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2011. If not applied, $747,084 of the carryover expires in fiscal 2012, $6,917,527 expires in fiscal 2013, $625,584 expires in fiscal 2017 and $713,622 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2011 and April 30, 2010 were as follows: tax exempt income $7,098,442 and $7,423,674 and ordinary income $20,864 and $0, respectively.

During the period ended April 30, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $28,903, increased accumulated net realized gain (loss) on investments by $3,442 and increased paid-in capital by $25,461. Net assets and net asset value per share were not affected by this reclassification.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2011, the Distributor retained $10,137 from commissions earned on sales of the fund’s Class A shares and $701 and $25 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2011, Class B and Class C shares were charged $5,371 and $29,831, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder

30

accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2011, Class A, Class B and Class C shares were charged $416,265, $2,686 and $9,944, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2011, the fund was charged $49,368 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2011, the fund was charged $4,335 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $290.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2011, the fund was charged $18,503 pursuant to the custody agreement.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended April 30, 2011, the fund was charged $6,327 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $71,788, Rule 12b-1 distribution plan fees $2,757, shareholder services plan fees $32,631, custodian fees $8,769, chief compliance officer fees $2,481 and transfer agent per account fees $9,257.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2011, amounted to $20,539,704 and $30,620,716, respectively.

At April 30, 2011, the cost of investments for federal income tax purposes was $161,572,129; accordingly, accumulated net unrealized depreciation on investments was $4,044,037, consisting of $4,023,267 gross unrealized appreciation and $8,067,304 gross unrealized depreciation.

32

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus State Municipal Bond Funds, Dreyfus Maryland Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus State Municipal Bond Funds, Dreyfus Maryland Fund (one of the series comprising Dreyfus State Municipal Bond Funds) as of April 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus State Municipal Bond Funds, Dreyfus Maryland Fund at April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 28, 2011

The Fund 33

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2011 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are Maryland residents, Maryland personal income taxes), except $20,864 that is being designated as an ordinary income distribution for reporting purposes.

Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2011 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2011 calendar year on Form 1099-INT, both of which will be mailed in early 2012.

34

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 170
———————
Clifford L. Alexander, Jr. (77)
Board Member (1986)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
No. of Portfolios for which Board Member Serves: 46
———————
David W. Burke (75)
Board Member (2007)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 84
———————
Peggy C. Davis (68)
Board Member (1990)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 53

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Diane Dunst (71)
Board Member (2007)
Principal Occupation During Past 5Years:
• President of Huntting House Antiques
No. of Portfolios for which Board Member Serves: 18
———————
Ernest Kafka (78)
Board Member (1986)
Principal Occupation During Past 5Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
No. of Portfolios for which Board Member Serves: 18
———————
Nathan Leventhal (68)
Board Member (1989)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 44
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Jay I. Meltzer, Emeritus Board Member
Daniel Rose, Emeritus Board Member
Sander Vanocur, Emeritus Board Member
Warren B. Rudman, Emeritus Board Member

36

OFFICERS OF THE FUND (Unaudited)

The Fund 37

OFFICERS OF THE FUND (Unaudited) (continued)

38

The Fund 39

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
25	Financial Highlights
29	Notes to Financial Statements
37	Report of Independent Registered Public Accounting Firm
38	Important Tax Information
39	Board Members Information
41	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus State
Municipal Bond Funds,
Dreyfus Massachusetts Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Massachusetts Fund, a series of Dreyfus State Municipal Bond Funds, covering the 12-month period from May 1, 2010, through April 30, 2011.

Multiple crosscurrents have influenced the U.S. and global economies.A modest slowdown earlier in 2010 gave way to renewed strength during the reporting period.The recovery has been fueled by three important characteristics. First, macroeconomic policy has been stimulative in the United States and most of the developed world. Second, in response to inflation worries emerging countries have shifted policy from aggressively stimulative to neutral, but not restrictive, supporting ongoing demand for commodities. Third, corporate balance sheets have strengthened due to cheap bond financing, rising profits and relatively slow growth in corporate spending.

Within the municipal bond market, however, headline risks stemming from state and local budget pressures and changes to the supply-and-demand dynamics caused by the end of the federal financing subsidies led to significant price pressures during the latter part of the reporting period. Despite recent challenges, we believe that long-term municipal bond market fundamentals remain sound and current market conditions could give rise to attractive buying opportunities. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 16, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2010, through April 30, 2011, as provided by Thomas Casey and James Welch, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended April 30, 2011, the Class A, Class B, Class C and Class Z shares of Dreyfus Massachusetts Fund, a series of Dreyfus State Municipal Bond Funds, produced total returns of 0.94%, 0.15%, 0.20% and 1.16%, respectively.1 In comparison, the Barclays Capital Municipal Bond Index, the fund’s benchmark index, which is composed of bonds issued nationally and not solely within Massachusetts, achieved a total return of 2.20% for the same period.2

Municipal bonds encountered heightened volatility over the second half of the reporting period amid rising long-term interest rates and changing supply-and-demand dynamics. The fund produced lower returns than its benchmark, primarily due to overweighted exposure to lower-rated and longer-term bonds, which lagged their higher-rated and shorter-term counterparts, respectively.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal and Massachusetts state income taxes, without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Massachusetts state income taxes. The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

In managing the fund, we focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting.We select municipal bonds by using fundamental credit analysis to estimate the relative value of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. Additionally, we trade among the market’s various sectors, such as pre-refunded, general oblig-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

ation and revenue sectors, based on their apparent relative values.The fund generally will invest simultaneously in several of these sectors.

Changing Market Forces Derailed Municipal Bonds

Municipal bonds fared relatively well over the first half of the reporting period, when a subpar economic recovery kept inflationary pressures at bay and the federally subsidized Build America Bonds program diverted a substantial amount of new bonds issuance to the taxable bond market. However, the U.S. economic recovery gained traction in the fall of 2010 after a new round of quantitative easing of monetary policy sparked a rise in longer-term interest rates, and municipal bond prices fell.

Furthermore, the market’s supply-and-demand dynamics deteriorated as it became clearer that the Build America Bonds program would be allowed to expire at the end of 2010. Investors sold longer-maturity municipal bonds in anticipation of a surge in the supply of newly issued securities as states and municipalities rushed to lock in federal subsidies toward year-end. Finally, most states continued to struggle with fiscal pressures, which were highlighted by news reports about state budget deficits.

The market showed signs of stabilization over the first four months of 2011, when the supply of newly issued municipal bonds declined sharply. Meanwhile, demand for tax-exempt securities recovered when individuals reacted to higher state income taxes, and non-traditional investors, such as hedge funds, regarded municipal bonds as inexpensively valued.

Longer-Term Holdings Dampened Relative Returns

The fund’s relative performance was undermined by overweighted exposure to longer-term bonds when interest rates climbed. In addition, the fund’s relatively heavy exposure to bonds backed by revenues from hospitals and other facilities hurt its results compared to the benchmark. These allocations contributed positively to performance early in the reporting period, but they suffered when market conditions deteriorated over the second half.

Our duration management strategy also detracted mildly from the fund’s returns compared to the benchmark, as a slightly longer-than-average

4

positioning during the final months of 2010 increased the fund’s sensitivity to rising long-term interest rates and steepening yield differences along the market’s maturity range.

Although lower-rated municipal bonds also dampened the fund’s relative results to a degree, the fund benefited from our efforts to upgrade its overall credit quality.We exited positions in bonds that had gained value, and we redeployed those assets to higher-quality securities, including those backed by revenues from essential municipal services. In addition, the fund’s underweighted exposure to the general obligation bonds of local municipalities proved beneficial during the reporting period.

Weathering a Period of Transition

We have been encouraged by recent signs of market stabilization. Although we expect additional bouts of market volatility over the near term as inflation fears intensify in the recovering economy, we remain optimistic over the longer term. Once the transition to a more ample supply of tax-exempt securities is complete, demand seems likely to stay robust as investors respond to higher state taxes and possible federal tax increases down the road.

May 16, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Class Z is not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-
Massachusetts residents, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus State
Municipal Bond Funds, Dreyfus Massachusetts Fund on 4/30/01 to a $10,000 investment made in the Barclays
Capital Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund invests primarily in Massachusetts municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A, Class
B and Class C shares. Performance for Class Z shares will vary from the performance of Class A, Class B and Class C shares shown above due to differences in charges and expenses. Performance for Class B shares assumes the conversion of
Class B shares to Class A shares at the end of the sixth year following the date of purchase.The Index is not limited to investments principally in Massachusetts municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/11

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception
Class A shares
with maximum sales charge (4.5%)	5/28/87	–3.61%	2.47%	3.85%	—
without sales charge	5/28/87	0.94%	3.41%	4.33%	—
Class B shares
with applicable redemption charge †	1/15/93	–3.71%	2.45%	3.99%	—
without redemption	1/15/93	0.15%	2.80%	3.99%	—
Class C shares
with applicable redemption charge ††	8/15/95	–0.77%	2.66%	3.54%	—
without redemption	8/15/95	0.20%	2.66%	3.54%	—
Class Z shares	10/20/04	1.16%	3.65%	—	3.37%
Barclays Capital
Municipal Bond Index	10/31/04	2.20%	4.52%	4.96%	4.10%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The Index date is based on the life of Class Z shares. For comparative purposes, the value of the Index as of
10/31/04 is used as the beginning value on 10/20/04 (the inception date for Class Z shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Massachusetts Fund from November 1, 2010 to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2011

	Class A	Class B	Class C	Class Z
Expenses paid per $1,000†	$ 4.74	$ 8.11	$ 8.30	$ 3.62
Ending value (after expenses)	$972.80	$969.20	$969.30	$973.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2011

	Class A	Class B	Class C	Class Z
Expenses paid per $1,000†	$ 4.86	$ 8.30	$ 8.50	$ 3.71
Ending value (after expenses)	$1,019.98	$1,016.56	$1,016.36	$1,021.12

† Expenses are equal to the fund’s annualized expense ratio of .97% for Class A, 1.66% for Class B, 1.70% for
Class C and .74% for Class Z; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

April 30, 2011

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.2%	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts—83.4%
Boston,
Convention Center Loan,
Special Obligation Bonds
(Insured; AMBAC) (Prerefunded)	5.00	5/1/12	1,750,000 [a]	1,832,005
Boston Housing Authority,
Capital Program Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	4/1/24	1,900,000	1,933,060
Boston Industrial Development
Financing Authority, Sewage
Facility Revenue (Harbor Electric
Energy Company Project)	7.38	5/15/15	1,135,000	1,139,517
Boston Water and Sewer Commission,
Revenue	5.00	11/1/20	2,000,000	2,201,360
Holliston,
GO (Insured; National Public
Finance Guarantee Corp.)
(Prerefunded)	5.25	4/1/12	1,655,000 [a]	1,747,928
Holyoke,
Gas and Electric Department
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.38	12/1/15	1,245,000	1,297,651
Hopkinton,
GO	5.00	9/1/17	1,735,000	1,777,733
Hopkinton,
GO	5.00	9/1/18	1,735,000	1,776,050
Hopkinton,
GO	5.00	9/1/19	1,735,000	1,776,050
Hopkinton,
GO	5.00	9/1/20	1,735,000	1,776,050
Marblehead,
GO	5.00	8/15/23	1,835,000	1,935,063
Marblehead,
GO	5.00	8/15/24	1,925,000	2,018,670
Massachusetts,
GO	5.25	8/1/22	2,650,000	3,120,401
Massachusetts,
GO	0.75	11/1/25	5,000,000 [b]	4,263,100

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.25	9/1/23	1,000,000	1,179,040
Massachusetts,
Special Obligation Dedicated
Tax Revenue (Insured; National
Public Finance Guarantee Corp.)	5.50	1/1/23	3,000,000	3,334,770
Massachusetts Bay Transportation
Authority, Assessment Revenue	5.00	7/1/21	2,400,000	2,615,448
Massachusetts Bay Transportation
Authority, Assessment Revenue	5.25	7/1/34	2,500,000	2,606,675
Massachusetts Bay Transportation
Authority, GO (General
Transportation Systems)	6.20	3/1/16	2,055,000	2,300,675
Massachusetts Bay Transportation
Authority, GO (General
Transportation Systems)	7.00	3/1/21	1,000,000	1,200,080
Massachusetts Bay Transportation
Authority, Senior Sales
Tax Revenue	5.00	7/1/21	1,000,000	1,165,590
Massachusetts Bay Transportation
Authority, Senior Sales Tax
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.50	7/1/27	3,000,000	3,506,430
Massachusetts College Building
Authority, Project Revenue
(Insured; National Public
Finance Guarantee Corp.)	0.00	5/1/26	5,385,000 [c]	2,852,381
Massachusetts Department of
Transportation, Metropolitan
Highway System Senior Revenue	5.00	1/1/27	4,000,000	4,118,880
Massachusetts Development
Finance Agency, Higher
Education Revenue
(Emerson College Issue)	5.00	1/1/22	1,000,000	1,025,230
Massachusetts Development Finance
Agency, Revenue (Assumption
College Issue) (Insured; Radian)	6.00	3/1/30	1,905,000	1,899,495
Massachusetts Development Finance
Agency, Revenue (Brandeis
University Issue)	5.00	10/1/26	1,250,000	1,297,812

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Development Finance
Agency, Revenue (Brandeis
University Issue)	5.00	10/1/29	1,475,000	1,501,314
Massachusetts Development Finance
Agency, Revenue (Milton
Academy Issue)	5.00	9/1/30	2,000,000	2,054,700
Massachusetts Development Finance
Agency, Revenue (Partners
HealthCare System Issue)	5.38	7/1/41	4,000,000	3,967,200
Massachusetts Development Finance
Agency, Revenue (Suffolk
University Issue)	5.00	7/1/30	1,000,000	905,930
Massachusetts Development Finance
Agency, Revenue (Tufts Medical
Center Issue)	5.50	1/1/22	1,500,000	1,496,280
Massachusetts Development Finance
Agency, Revenue (Wheelock
College Issue)	5.25	10/1/37	2,500,000	2,178,550
Massachusetts Development Finance
Agency, RRR (SEMASS System)
(Insured; National Public
Finance Guarantee Corp.)	5.63	1/1/14	2,000,000	2,045,740
Massachusetts Development Finance
Agency, SWDR (Dominion Energy
Brayton Point Issue)	5.00	2/1/36	2,000,000	1,837,640
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Insured; AMBAC)	5.00	1/1/13	1,440,000	1,442,952
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Insured; AMBAC)	4.70	1/1/27	10,000,000	9,212,700
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group Issue)	6.50	7/1/17	1,175,000	1,203,752
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group Issue)	6.00	7/1/22	1,030,000	1,045,306

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group
Issue) (Prerefunded)	6.00	1/1/12	1,070,000	[a]	1,121,863
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group
Issue) (Prerefunded)	6.50	1/1/12	310,000	[a]	326,067
Massachusetts Health and
Educational Facilities
Authority, Revenue (Community
Colleges Program Issue)
(Insured; AMBAC)	5.25	10/1/26	2,845,000		2,772,993
Massachusetts Health and
Educational Facilities Authority,
Revenue (Dana-Farber
Cancer Institute Issue)	5.25	12/1/27	1,000,000		1,003,050
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Harvard University Issue)	5.00	12/15/24	2,350,000		2,637,616
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Massachusetts Eye
and Ear Infirmary Issue)	5.00	7/1/20	1,000,000		1,023,950
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Massachusetts Eye
and Ear Infirmary Issue)	5.38	7/1/35	1,000,000		912,390
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Massachusetts Institute of
Technology Issue)	5.25	7/1/33	4,000,000		4,517,800

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Milford-Whitinsville Regional
Hospital Issue) (Prerefunded)	6.50	7/15/12	2,250,000 [a]	2,430,945
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	6.00	7/1/16	55,000	55,957
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	6.00	7/1/17	45,000	45,775
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	5.25	7/1/29	2,000,000	2,027,700
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	5.75	7/1/32	60,000	60,325
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	5.00	7/1/47	4,950,000	4,460,247
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)
(Insured; National Public
Finance Guarantee Corp.)	5.13	7/1/11	1,000,000	1,003,860
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Springfield College Issue)
(Insured; Radian)	5.13	10/15/23	1,100,000	1,082,576
Massachusetts Health and
Educational Facilities Authority,
Revenue (Suffolk University Issue)	6.00	7/1/24	1,000,000	1,047,880

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and
Educational Facilities
Authority, Revenue (Tufts
University Issue)	5.50	8/15/18	1,625,000	1,939,194
Massachusetts Health and
Educational Facilities
Authority, Revenue (Tufts
University Issue)	5.38	8/15/38	3,000,000	3,115,170
Massachusetts Health and
Educational Facilities
Authority, Revenue (UMass
Memorial Issue)	5.25	7/1/25	1,895,000	1,765,571
Massachusetts Health and
Educational Facilities
Authority, Revenue (UMass
Memorial Issue)	5.00	7/1/33	1,070,000	894,852
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Wheaton College Issue)	5.00	1/1/30	2,405,000	2,384,654
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Winchester Hospital Issue)	5.25	7/1/38	1,000,000	827,130
Massachusetts Housing Finance
Agency, Housing Development
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.40	6/1/20	345,000	345,221
Massachusetts Housing Finance
Agency, Housing Revenue	5.00	12/1/24	1,160,000	1,161,589
Massachusetts Housing Finance
Agency, Housing Revenue	5.00	12/1/26	1,200,000	1,183,464
Massachusetts Housing Finance
Agency, Housing Revenue	5.00	12/1/28	2,000,000	1,940,720
Massachusetts Housing Finance
Agency, Housing Revenue	5.00	6/1/30	1,295,000	1,295,311
Massachusetts Housing Finance
Agency, Housing Revenue	5.25	12/1/33	1,350,000	1,274,926
Massachusetts Housing Finance
Agency, Housing Revenue	5.10	6/1/37	1,695,000	1,564,146

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Housing Finance
Agency, Housing Revenue	5.10	12/1/37	2,130,000	2,005,928
Massachusetts Housing Finance
Agency, Housing Revenue	5.20	12/1/37	2,000,000	1,871,600
Massachusetts Housing Finance
Agency, Rental Housing Mortgage
Revenue (Insured; AMBAC)	5.70	7/1/20	60,000	60,025
Massachusetts Housing Finance
Agency, SFHR	4.75	12/1/30	1,315,000	1,206,434
Massachusetts Industrial Finance
Agency, Water Treatment Revenue
(Massachusetts-American
Hingham Project)	6.95	12/1/35	2,790,000	2,694,024
Massachusetts Municipal Wholesale
Electric Company, Power Supply
Project Revenue (Nuclear
Project Number 4 Issue)
(Insured; National Public
Finance Guarantee Corp.)	5.25	7/1/14	2,000,000	2,059,980
Massachusetts Port Authority,
Revenue	5.00	7/1/27	5,475,000	5,769,008
Massachusetts Water Pollution
Abatement Trust (Pool Program)	5.38	8/1/27	1,000,000	1,002,590
Massachusetts Water Pollution
Abatement Trust, State
Revolving Fund Bonds	5.00	8/1/27	1,535,000	1,668,361
Massachusetts Water Resources
Authority, General Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.25	8/1/21	1,500,000	1,687,755
Massachusetts Water Resources
Authority, General Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.25	8/1/26	2,000,000	2,157,100
Medford,
GO (Insured; AMBAC)	5.00	3/15/19	1,155,000	1,169,541
Pittsfield,
GO (Insured; National Public
Finance Guarantee Corp.)
(Prerefunded)	5.13	4/15/12	1,000,000 [a]	1,055,690

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Sandwich,
GO (Insured; National Public
Finance Guarantee Corp.)	5.00	7/15/19	1,000,000	1,103,870
Triton Regional School District,
GO (Insured; National Public
Finance Guarantee Corp.)	5.25	4/1/19	1,420,000	1,439,213
Triton Regional School District,
GO (Insured; National Public
Finance Guarantee Corp.)	5.25	4/1/20	1,420,000	1,439,213
U.S. Related—14.8%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.38	5/15/33	1,820,000	1,599,198
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.50	5/15/39	1,245,000	1,019,518
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/50	5,000,000 [c]	161,350
Guam,
Hotel Occupancy Tax Revenue	5.00	11/1/17	1,000,000	1,030,770
Guam Power Authority,
Revenue	5.50	10/1/30	1,000,000	944,140
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	6.00	7/1/38	2,000,000	1,913,460
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/25	1,500,000	1,451,835
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; National Public
Finance Guarantee Corp.)	6.00	7/1/27	1,000,000	1,023,270
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; XLCA)	5.25	7/1/17	1,460,000	1,540,475
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/27	2,500,000	2,412,650

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/40	1,000,000	878,570
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.25	7/1/30	1,000,000	945,620
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	0.00	7/1/35	6,840,000 [c]	1,171,076
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; FGIC)	5.50	7/1/19	1,225,000	1,292,902
Puerto Rico Public Buildings
Authority, Guaranteed
Government Facilities Revenue	5.75	7/1/22	1,900,000	1,973,663
Puerto Rico Public Buildings
Authority, Guaranteed
Government Facilities Revenue
(Insured; AMBAC)	6.25	7/1/15	1,100,000	1,314,214
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	1,000,000	924,260
Puerto Rico Sales Tax
Financing Corporation,
Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/39	2,500,000	2,513,825
Puerto Rico Sales Tax
Financing Corporation,
Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	2,000,000	2,003,640
Virgin Islands Public Finance
Authority, Revenue
(Virgin Islands Matching
Fund Loan Note)	5.00	10/1/25	2,500,000	2,433,526
Total Long-Term Municipal Investments
(cost $192,309,241)				189,750,444

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investment—.3%	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts;
Massachusetts Development Finance
Agency, Revenue (Boston
University Issue) (LOC;
JPMorgan Chase Bank)
(cost $600,000)	0.26	5/1/11	600,000 [d]	600,000

Total Investments (cost $192,909,241)			98.5%	190,350,444
Cash and Receivables (Net)			1.5%	2,958,634
Net Assets			100.0%	193,309,078

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Variable rate security—interest rate subject to periodic change.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
d Variable rate demand note—rate shown is the interest rate in effect at April 30, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

18

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	28.7
AA		Aa		AA	34.5
A		A		A	20.5
BBB		Baa		BBB	12.1
F1		MIG1/P1		SP1/A1	.3
Not Rated[e]		Not Rated[e]		Not Rated[e]	3.9
					100.0

† Based on total investments.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	192,909,241	190,350,444
Cash		343,554
Interest receivable		2,719,623
Receivable for shares of Beneficial Interest subscribed		112,676
Prepaid expenses		21,424
		193,547,721
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		126,107
Payable for shares of Beneficial Interest redeemed		44,548
Accrued expenses		67,988
		238,643
Net Assets ($)		193,309,078
Composition of Net Assets ($):
Paid-in capital		195,335,522
Accumulated net realized gain (loss) on investments		532,353
Accumulated net unrealized appreciation
(depreciation) on investments		(2,558,797)
Net Assets ($)		193,309,078

Net Asset Value Per Share
	Class A	Class B	Class C	Class Z
Net Assets ($)	36,231,798	186,774	3,377,316	153,513,190
Shares Outstanding	3,277,826	16,919	305,279	13,889,473
Net Asset Value Per Share ($)	11.05	11.04	11.06	11.05

See notes to financial statements.

The Fund 21

STATEMENT OF OPERATIONS

Year Ended April 30, 2011

Investment Income ($):
Interest Income	9,786,359
Expenses:
Management fee—Note 3(a)	1,126,419
Shareholder servicing costs—Note 3(c)	293,220
Professional fees	47,934
Registration fees	36,859
Distribution fees—Note 3(b)	27,187
Custodian fees—Note 3(c)	23,075
Prospectus and shareholders’ reports	14,536
Trustees’ fees and expenses—Note 3(d)	2,820
Loan commitment fees—Note 2	1,000
Miscellaneous	34,070
Total Expenses	1,607,120
Less—reduction in fees due to earnings credits—Note 3(c)	(431)
Net Expenses	1,606,689
Investment Income—Net	8,179,670
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,372,377
Net unrealized appreciation (depreciation) on investments	(7,267,187)
Net Realized and Unrealized Gain (Loss) on Investments	(5,894,810)
Net Increase in Net Assets Resulting from Operations	2,284,860

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,
	2011	2010
Operations ($):
Investment income—net	8,179,670	8,693,292
Net realized gain (loss) on investments	1,372,377	165,009
Net unrealized appreciation
(depreciation) on investments	(7,267,187)	9,951,115
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,284,860	18,809,416
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,506,278)	(1,626,627)
Class B Shares	(9,702)	(27,452)
Class C Shares	(105,122)	(104,316)
Class Z Shares	(6,534,467)	(6,898,410)
Net realized gain on investments:
Class A Shares	(224,595)	(30,075)
Class B Shares	(1,402)	(539)
Class C Shares	(20,351)	(2,378)
Class Z Shares	(919,345)	(120,629)
Total Dividends	(9,321,262)	(8,810,426)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	3,053,747	4,067,838
Class B Shares	9	5,353
Class C Shares	480,975	358,300
Class Z Shares	4,113,072	6,180,400
Dividends reinvested:
Class A Shares	1,316,134	1,260,290
Class B Shares	8,048	18,796
Class C Shares	62,125	77,930
Class Z Shares	5,768,376	5,371,315
Cost of shares redeemed:
Class A Shares	(8,705,443)	(4,435,824)
Class B Shares	(324,953)	(960,987)
Class C Shares	(398,069)	(388,433)
Class Z Shares	(18,135,822)	(12,486,581)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(12,761,801)	(931,603)
Total Increase (Decrease) in Net Assets	(19,798,203)	9,067,387
Net Assets ($):
Beginning of Period	213,107,281	204,039,894
End of Period	193,309,078	213,107,281

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,
	2011	2010
Capital Share Transactions:
Class Aa
Shares sold	266,861	362,494
Shares issued for dividends reinvested	116,743	111,838
Shares redeemed	(769,089)	(393,995)
Net Increase (Decrease) in Shares Outstanding	(385,485)	80,337
Class Ba
Shares sold	1	491
Shares issued for dividends reinvested	710	1,676
Shares redeemed	(28,482)	(86,297)
Net Increase (Decrease) in Shares Outstanding	(27,771)	(84,130)
Class C
Shares sold	41,972	31,583
Shares issued for dividends reinvested	5,487	6,912
Shares redeemed	(35,781)	(34,657)
Net Increase (Decrease) in Shares Outstanding	11,678	3,838
Class Z
Shares sold	362,995	552,383
Shares issued for dividends reinvested	511,942	476,760
Shares redeemed	(1,613,264)	(1,108,475)
Net Increase (Decrease) in Shares Outstanding	(738,327)	(79,332)

a During the period ended April 30, 2011, 13,107 Class B shares representing $152,173, were automatically converted to 13,091 Class A shares and during the period ended April 30, 2010, 48,066 Class B shares representing $534,590 were automatically converted to 48,021 Class A shares.

See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.44	10.91	11.29	11.66	11.56
Investment Operations:
Investment income—net[a]	.43	.45	.46	.46	.47
Net realized and unrealized
gain (loss) on investments	(.33)	.54	(.36)	(.36)	.12
Total from Investment Operations	.10	.99	.10	.10	.59
Distributions:
Dividends from investment income—net	(.43)	(.45)	(.46)	(.46)	(.46)
Dividends from net realized
gain on investments	(.06)	(.01)	(.02)	(.01)	(.03)
Total Distributions	(.49)	(.46)	(.48)	(.47)	(.49)
Net asset value, end of period	11.05	11.44	10.91	11.29	11.66
Total Return (%)[b]	.94	9.16	1.07	.92	5.23
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.94	.94	.94	.93	.92
Ratio of net expenses
to average net assets	.94	.94	.94	.92	.92
Ratio of net investment income
to average net assets	3.84	4.00	4.25	4.01	3.99
Portfolio Turnover Rate	15.03	12.60	9.04	18.21	30.97
Net Assets, end of period ($ x 1,000)	36,232	41,909	39,079	44,178	49,034

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.43	10.90	11.28	11.65	11.54
Investment Operations:
Investment income—net[a]	.33	.36	.39	.39	.40
Net realized and unrealized
gain (loss) on investments	(.32)	.55	(.35)	(.36)	.14
Total from Investment Operations	.01	.91	.04	.03	.54
Distributions:
Dividends from investment income—net	(.34)	(.37)	(.40)	(.39)	(.40)
Dividends from net realized
gain on investments	(.06)	(.01)	(.02)	(.01)	(.03)
Total Distributions	(.40)	(.38)	(.42)	(.40)	(.43)
Net asset value, end of period	11.04	11.43	10.90	11.28	11.65
Total Return (%)[b]	.15	8.45	.50	.36	4.77
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.56	1.57	1.52	1.48	1.45
Ratio of net expenses
to average net assets	1.56	1.57	1.52	1.47	1.45
Ratio of net investment income
to average net assets	3.03	3.34	3.68	3.46	3.47
Portfolio Turnover Rate	15.03	12.60	9.04	18.21	30.97
Net Assets, end of period ($ x 1,000)	187	511	1,404	2,910	3,893

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

26

		Year Ended April 30,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.45	10.92	11.30	11.67	11.56
Investment Operations:
Investment income—net[a]	.35	.36	.38	.37	.38
Net realized and unrealized
gain (loss) on investments	(.33)	.54	(.36)	(.36)	.14
Total from Investment Operations	.02	.90	.02	.01	.52
Distributions:
Dividends from investment income—net	(.35)	(.36)	(.38)	(.37)	(.38)
Dividends from net realized
gain on investments	(.06)	(.01)	(.02)	(.01)	(.03)
Total Distributions	(.41)	(.37)	(.40)	(.38)	(.41)
Net asset value, end of period	11.06	11.45	10.92	11.30	11.67
Total Return (%)[b]	.20	8.33	.32	.17	4.53
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.68	1.70	1.69	1.68	1.67
Ratio of net expenses
to average net assets	1.68	1.70	1.69	1.67	1.67
Ratio of net investment income
to average net assets	3.09	3.21	3.51	3.26	3.24
Portfolio Turnover Rate	15.03	12.60	9.04	18.21	30.97
Net Assets, end of period ($ x 1,000)	3,377	3,362	3,163	3,314	3,520

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class Z Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.44	10.91	11.29	11.66	11.55
Investment Operations:
Investment income—net[a]	.46	.47	.48	.48	.48
Net realized and unrealized
gain (loss) on investments	(.33)	.54	(.36)	(.36)	.15
Total from Investment Operations	.13	1.01	.12	.12	.63
Distributions:
Dividends from investment income—net	(.46)	(.47)	(.48)	(.48)	(.49)
Dividends from net realized
gain on investments	(.06)	(.01)	(.02)	(.01)	(.03)
Total Distributions	(.52)	(.48)	(.50)	(.49)	(.52)
Net asset value, end of period	11.05	11.44	10.91	11.29	11.66
Total Return (%)	1.16	9.39	1.28	1.14	5.54
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.73	.73	.73	.71	.71
Ratio of net expenses
to average net assets	.73	.73	.73	.70	.71
Ratio of net investment income
to average net assets	4.05	4.18	4.46	4.23	4.20
Portfolio Turnover Rate	15.03	12.60	9.04	18.21	30.97
Net Assets, end of period ($ x 1,000)	153,513	167,326	160,394	177,652	195,667

a Based on average shares outstanding at each month end.
See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus State Municipal Bond Funds (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers six series including the Dreyfus Massachusetts Fund (the “fund”).The fund’s investment objective is to maximize current income exempt from federal income tax and from Massachusetts state income tax, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share generally only to shareholders of the fund who received Class Z shares in exchange for their shares of a Dreyfus-managed fund as a result of the reorganization of such Dreyfus-managed fund, and who continue to maintain accounts with the fund at the time of purchase. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly trans-

30

action between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	190,350,444	—	190,350,444

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at April 30, 2011.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

32

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $77,385, undistributed ordinary income $27,302, undistributed capital gains $461,244 and unrealized depreciation $2,514,990.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2011 and April 30, 2010 were as follows: tax exempt income $8,155,569 and $8,656,805, ordinary income $97,291 and $24,354, and long-term capital gains $1,068,402 and $129,267, respectively.

During the period ended April 30, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $24,101, increased accumulated net realized gain (loss) on investments by $6,735 and increased paid-in capital by $17,366. Net assets and net asset value per share were not affected by this reclassification.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2011, the Distributor retained $907 from commissions earned on sales of the fund’s Class A shares and $36 from CDSCs on redemptions of the fund’s Class B shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2011, Class B and Class C shares were charged $1,606 and $25,581, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of their shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding

34

the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2011, Class A, Class B and Class C shares were charged $98,341, $803, and $8,527, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholders accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2011, Class Z shares were charged $72,761 pursuant to the Shareholders Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2011, the fund was charged $63,413 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

ended April 30, 2011, the fund was charged $6,432 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $431.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2011, the fund was charged $23,075 pursuant to the custody agreement.

During the period ended April 30, 2011, the fund was charged $6,327 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $86,553, Rule 12b-1 distribution plan fees $2,074, shareholder services plan fees $14,073, custodian fees $10,623, chief compliance officer fees $2,481 and transfer agency per account fees $10,303.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2011, amounted to $30,354,728 and $42,427,107, respectively.

At April 30, 2011, the cost of investments for federal income tax purposes was $192,865,434; accordingly, accumulated net unrealized depreciation on investments was $2,514,990, consisting of $4,201,257 gross unrealized appreciation and $6,716,247 gross unrealized depreciation.

36

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus State Municipal Bond Funds,
Dreyfus Massachusetts Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus State Municipal Bond Funds, Dreyfus Massachusetts Fund (one of the series comprising Dreyfus State Municipal Bond Funds) as of April 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus State Municipal Bond Funds, Dreyfus Massachusetts Fund at April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 28, 2011

The Fund 37

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2011:

—all the dividends paid from investment income-net are “exempt-interest dividends” (not generally subject to regular federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes), and

—the fund hereby designates $.0593 per share as a long-term capital gain distribution and $.0054 as a short-term capital gain distribution paid on December 9, 2010.

Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2011 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2011 calendar year on Form 1099-INT, both of which will be mailed in early 2012.

38

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 170
———————
Clifford L. Alexander, Jr. (77)
Board Member (1986)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
No. of Portfolios for which Board Member Serves: 46
———————
David W. Burke (75)
Board Member (2007)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 84
———————
Peggy C. Davis (68)
Board Member (1990)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 53

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Diane Dunst (71)
Board Member (2007)
Principal Occupation During Past 5Years:
• President of Huntting House Antiques
No. of Portfolios for which Board Member Serves: 18
———————
Ernest Kafka (78)
Board Member (1986)
Principal Occupation During Past 5Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
No. of Portfolios for which Board Member Serves: 18
———————
Nathan Leventhal (68)
Board Member (1989)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 44
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Jay I. Meltzer, Emeritus Board Member
Daniel Rose, Emeritus Board Member
Warren B. Rudman, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)

The Fund 41

OFFICERS OF THE FUND (Unaudited) (continued)

42

The Fund 43

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
22	Financial Highlights
25	Notes to Financial Statements
33	Report of Independent Registered Public Accounting Firm
34	Important Tax Information
35	Board Members Information
37	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus State
Municipal Bond Funds,
Dreyfus Minnesota Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus State Municipal Bond Funds, Dreyfus Minnesota Fund, covering the 12-month period from May 1, 2010, through April 30, 2011.

Multiple crosscurrents have influenced the U.S. and global economies.A modest slowdown earlier in 2010 gave way to renewed strength during the reporting period.The recovery has been fueled by three important characteristics. First, macroeconomic policy has been stimulative in the United States and most of the developed world. Second, in response to inflation worries emerging countries have shifted policy from aggressively stimulative to neutral, but not restrictive, supporting ongoing demand for commodities.Third, corporate balance sheets have strengthened due to cheap bond financing, rising profits and relatively slow growth in corporate spending.

Within the municipal bond market, however, headline risks stemming from state and local budget pressures and changes to the supply-and-demand dynamics caused by the end of the federal financing subsidies led to significant price pressures during the latter part of the reporting period. Despite recent challenges, we believe that long-term municipal bond market fundamentals remain sound and current market conditions could give rise to attractive buying opportunities. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 16, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2010, through April 30, 2011, as provided by David Belton, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2011, the Class A, Class B and Class C shares of Dreyfus Minnesota Fund, a series of Dreyfus State Municipal Bond Funds, produced total returns of 1.04%, 0.45% and 0.35%, respectively.1 In comparison, the Barclays Capital Municipal Bond Index (the “Index”), the fund’s benchmark index, which is composed of bonds issued nationally and not solely within Minnesota, achieved a total return of 2.20% for the same period.2

Municipal bonds encountered heightened volatility over the reporting period’s second half amid rising long-term interest rates and changing supply-and-demand dynamics.The fund produced lower returns than its benchmark, primarily due to a modestly long average duration and underweighted exposure to general obligation bonds.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Minnesota state income tax without undue risk. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Minnesota state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

In managing the fund, we focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting. We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.We actively trade among various sectors, such as health care, water and sewer and municipal electric or dedicated tax-secured, based on relative values.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Changing Market Forces Derailed Municipal Bonds

Municipal bonds fared relatively well over the first half of the reporting period, when a subpar economic recovery kept inflationary pressures at bay and the Build America Bonds program diverted a substantial amount of new bonds issuance to the taxable bond market. However, the U.S. economic recovery gained traction in the fall of 2010 after the announcement of a new round of quantitative easing of monetary policy sparked a rise in longer-term interest rates, and municipal bond prices fell.

Furthermore, the market’s supply-and-demand dynamics deteriorated as it became clearer that the Build America Bonds program would be allowed to expire at the end of 2010. Investors sold longer-maturity municipal bonds in anticipation of a surge in the supply of newly issued securities as issuers rushed to lock in federal subsidies toward year-end. Finally, most states continued to struggle with fiscal pressures. Minnesota fared relatively well during the downturn due to its diversified economic base and history of prudent fiscal management.

The market showed signs of stabilization over the first four months of 2011, when the supply of newly issued municipal bonds declined sharply. Meanwhile, demand recovered when individuals reacted to higher state income taxes and institutional investors regarded municipal bonds as inexpensively valued.

Slightly Long Average Duration Dampened Relative Returns

The fund’s relative performance was undermined to a modest degree by its slightly longer-than-average duration position. Although this strategy proved beneficial over much of the reporting period, it hurt relative performance when longer-term interest rates climbed late in 2010. In addition, our concerns over the credit outlook for local governments, based on expectations of diminished state aid and weaker property tax revenues, led to an underweighted position in local government debt. Nevertheless, strong demand from retail investors for general obligation bonds led to relatively strong performance of the sector, and therefore a source of underperformance for the fund.

The fund’s performance benefited from an overweighted exposure to high-quality, single-family housing bonds, as well as a relatively light

4

exposure to riskier sectors of the municipal bond market, such as bonds backed by industrial development projects. In addition, the fund received positive contributions to performance from our yield curve strategy, as we placed less emphasis on longer-term bonds than the Index, helping to cushion the effects of rising long-term interest rates.

Weathering a Period of Transition

Although we have been encouraged by signs of market stabilization, additional bouts of market volatility may occur over the near term if inflation fears intensify in the recovering economy. We continue to maintain a relatively high weighting in the fund on high quality, higher yielding revenue bonds in the municipal utility, education and health care sectors.We are also focusing our efforts on reducing exposure to bonds with weak call protection, as such bonds tend to underperform in volatile markets.

We remain optimistic over the longer term. Once the transition to a more ample supply of tax-exempt securities is complete, demand seems likely to stay robust as investors respond to higher state taxes and possible federal tax increases down the road.

May 16, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Minnesota residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus State
Municipal Bond Funds, Dreyfus Minnesota Fund on 4/30/01 to a $10,000 investment made in the Barclays Capital
Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund invests primarily in Minnesota municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.The Index is not limited to investments principally in Minnesota municipal obligations.
The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/11

	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	–3.48%	2.80%	4.12%
without sales charge	1.04%	3.74%	4.60%
Class B shares
with applicable redemption charge †	–3.44%	2.82%	4.29%
without redemption	0.45%	3.17%	4.29%
Class C shares
with applicable redemption charge ††	–0.63%	2.97%	3.82%
without redemption	0.35%	2.97%	3.82%
Barclays Capital Municipal Bond Index	2.20%	4.52%	4.96%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Minnesota Fund from November 1, 2010 to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2011

	Class A	Class B	Class C
Expenses paid per $1,000†	$ 4.80	$ 7.78	$ 8.51
Ending value (after expenses)	$975.30	$973.30	$972.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2011

	Class A	Class B	Class C
Expenses paid per $1,000†	$ 4.91	$ 7.95	$ 8.70
Ending value (after expenses)	$1,019.93	$1,016.91	$1,016.17

† Expenses are equal to the fund’s annualized expense ratio of .98% for Class A, 1.59% for Class B and 1.74%
for Class C, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

April 30, 2011

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.8%	Rate (%)	Date	Amount ($)	Value ($)
Minnesota—95.8%
Andover Economic Development
Authority, Public Facility
LR (City of Andover
Community Center)	5.20	2/1/34	885,000	961,048
Andover Economic Development
Authority, Public Facility
LR (City of Andover
Community Center)	5.20	2/1/34	615,000	667,847
Blooming Prairie Independent
School District Number 756,
GO School Building Bonds
(Minnesota School District
Credit Enhancement Program)
(Insured; National Public
Finance Guarantee Corp.)	4.75	1/1/27	1,900,000	1,959,413
Columbia Heights,
MFHR (Crest View Opportunity
Neighborhood Development
Corporation 1 Project)
(Collateralized; GNMA)
(Prerefunded)	6.63	10/20/12	1,465,000 [a]	1,667,331
Coon Rapids,
Multifamily Rental Housing
Revenue (GNMA Collateralized
Mortgage Loan—Mississippi
View Apartments Project)
(Collateralized; FHA)	4.95	10/20/41	2,700,000	2,459,430
Dakota County Community
Development Agency, SFMR
(Mortgage-Backed Securities
Program) (Collateralized:
FHLMC, FNMA and GNMA)	5.30	12/1/39	578,185	608,511
Hennepin County,
Second Lien Sales Tax Revenue
(Ballpark Project)	5.00	12/15/29	1,500,000	1,568,280
Lake Superior Independent School
District Number 381, GO School
Building Bonds (Minnesota School
District Credit Enhancement
Program) (Insured; Assured
Guaranty Municipal Corp.)	5.00	4/1/20	2,510,000	2,671,117

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Minnesota (continued)
Lake Superior Independent School
District Number 381, GO
School Building Bonds
(Minnesota School District
Credit Enhancement Program)
(Insured; Assured Guaranty
Municipal Corp.)	5.00	4/1/21	2,640,000	2,809,461
Lakeville Independent School
District Number 194, GO School
Building Bonds (Minnesota School
District Credit Enhancement
Program) (Insured; FGIC)	5.50	2/1/24	8,700,000	9,307,434
Mahtomedi Independent School
District Number 832, GO School
Building Bonds (Minnesota School
District Credit Enhancement
Program) (Insured; National
Public Finance Guarantee Corp.)	0.00	2/1/17	1,275,000 [b]	1,099,471
Minneapolis,
GO	0.00	12/1/14	1,825,000 [b]	1,729,260
Minneapolis,
Health Care System Revenue
(Fairview Health Services)
(Insured; Assured Guaranty
Municipal Corp.)	6.50	11/15/38	3,000,000	3,201,240
Minneapolis,
MFHR (Sumner Field Phase II, L.P.
Project) (Collateralized; GNMA)	5.15	2/20/45	1,575,000	1,476,909
Minneapolis,
Tax Increment Revenue (Saint
Anthony Falls Project)	5.75	2/1/27	1,000,000	878,240
Minneapolis and Saint Paul Housing
and Redevelopment Authority,
Health Care Facilities Revenue
(Childrens’s Health Care)	5.25	8/15/35	1,000,000	991,780
Minneapolis and Saint Paul Housing
and Redevelopment Authority,
Health Care Facility Revenue
(HealthPartners Obligated
Group Project)	6.00	12/1/18	1,000,000	1,044,730

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Minnesota (continued)
Minneapolis and Saint Paul Housing
and Redevelopment Authority,
Health Care Facility Revenue
(HealthPartners Obligated
Group Project)	6.00	12/1/20	2,290,000	2,367,516
Minneapolis and Saint Paul Housing
and Redevelopment Authority,
Health Care System Revenue
(Allina Health System)	5.25	11/15/29	1,000,000	1,006,820
Minneapolis and Saint Paul
Metropolitan Airports Commission,
Senior Airport Revenue	5.00	1/1/22	2,000,000	2,101,900
Minneapolis and Saint Paul
Metropolitan Airports Commission,
Subordinate Airport Revenue
(Insured; AMBAC)	5.00	1/1/25	2,140,000	2,066,855
Minnesota,
GO (Various Purpose)	5.00	8/1/25	2,500,000	2,791,850
Minnesota,
Retirement System
Building Revenue	6.00	6/1/30	1,475,000	1,479,809
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care Systems)	6.38	11/15/29	150,000	150,474
Minnesota Agricultural and
Economic Development Board,
Revenue (Evangelical
Lutheran Project)	6.00	2/1/22	1,130,000	1,150,193
Minnesota Agricultural and
Economic Development Board,
Revenue (Evangelical
Lutheran Project)	6.00	2/1/27	1,750,000	1,767,027
Minnesota Higher Education
Facilities Authority, Revenue
(Carleton College)	5.00	3/1/30	1,000,000	1,044,420
Minnesota Higher Education
Facilities Authority, Revenue
(College of Saint Scholastica, Inc.)	5.13	12/1/40	750,000	677,775

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Minnesota (continued)
Minnesota Higher Education
Facilities Authority, Revenue
(Gustavus Adolphus College)	5.00	10/1/31	750,000	746,647
Minnesota Higher Education
Facilities Authority, Revenue
(Macalester College)	5.00	6/1/35	1,635,000	1,668,452
Minnesota Higher Education
Facilities Authority, Revenue
(Saint Olaf College)	5.00	10/1/21	1,000,000	1,097,710
Minnesota Higher Education
Facilities Authority, Revenue
(University of Saint Thomas)	5.00	4/1/29	1,000,000	1,009,910
Minnesota Higher Education
Facilities Authority, Revenue
(University of Saint Thomas)	5.00	10/1/29	1,500,000	1,520,010
Minnesota Higher Education
Facilities Authority, Revenue
(University of Saint Thomas)	5.00	10/1/39	1,700,000	1,685,907
Minnesota Housing Finance Agency,
Residential Housing
Finance Revenue	5.00	1/1/20	2,480,000	2,484,191
Minnesota Housing Finance Agency,
Residential Housing
Finance Revenue	4.65	7/1/22	2,330,000	2,313,434
Minnesota Housing Finance Agency,
Residential Housing
Finance Revenue	4.85	7/1/31	2,000,000	1,847,180
Minnesota Housing Finance Agency,
Residential Housing
Finance Revenue	5.00	1/1/37	490,000	509,909
Minnesota Housing Finance Agency,
Residential Housing
Finance Revenue	5.10	7/1/38	2,000,000	1,882,320
Minnesota Housing Finance Agency,
SFMR (Insured; National Public
Finance Guarantee Corp.)	5.45	1/1/22	310,000	326,976
Minnesota Municipal Power Agency,
Electric Revenue	5.00	10/1/35	1,500,000	1,475,010
Minnesota Municipal Power Agency,
Electric Revenue	5.00	10/1/37	2,000,000	1,928,900

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Minnesota (continued)
Minnesota Office of Higher
Education, Supplemental
Student Loan Program Revenue	5.00	11/1/29	1,750,000		1,751,312
Northern Municipal Power Agency,
Electric System Revenue	5.00	1/1/20	2,500,000		2,750,775
Northfield,
HR	5.38	11/1/31	2,240,000		2,058,762
Northfield,
HR (Prerefunded)	6.00	11/1/11	1,750,000	[a]	1,799,717
Ramsey,
LR (Pact Charter School Project)	6.75	12/1/33	1,000,000		904,340
Rochester,
Health Care Facilities
Revenue (Mayo Clinic)	4.50	11/15/21	1,000,000		1,051,720
Rochester,
Health Care Facilities
Revenue (Mayo Clinic)	5.00	11/15/38	1,000,000		1,006,850
Rosemount-Apple Valley-Eagan
Independent School District
Number 196, GO School
Building Bonds (Minnesota
School District Credit
Enhancement Program)
(Insured; National Public
Finance Guarantee Corp.)	0.00	4/1/14	2,960,000	[b]	2,841,334
Saint Cloud,
Health Care Revenue
(CentraCare Health System)	5.13	5/1/30	1,000,000		980,370
Saint Cloud,
Health Care Revenue
(CentraCare Health System
Project) (Insured; Assured
Guaranty Municipal Corp.)	5.50	5/1/39	2,000,000		2,014,400
Saint Cloud Housing and
Redevelopment Authority,
Revenue (State University
Foundation Project)	5.13	5/1/18	1,000,000		1,032,880
Saint Louis Park,
Health Care Facilities Revenue
(Park Nicollet Health Services)	5.75	7/1/30	1,000,000		980,570

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Minnesota (continued)
Saint Louis Park,
Health Care Facilities Revenue
(Park Nicollet Health Services)	5.75	7/1/39	3,000,000		2,832,360
Saint Paul Housing and
Redevelopment Authority, MFHR
(Wellington Project)
(Collateralized; FHLMC)	5.10	2/1/24	2,000,000		2,000,740
Saint Paul Housing and
Redevelopment Authority,
Parking Revenue (Parking
Facilities Project)	5.00	8/1/35	650,000		612,508
Saint Paul Housing and
Redevelopment Authority,
Recreational Facility LR
(Jimmy Lee Recreational Center)	5.00	12/1/32	750,000		744,585
Saint Paul Port Authority,
Revenue (Amherst H. Wilder
Foundation Project)	5.00	12/1/29	2,000,000		1,929,500
Southern Minnesota Municipal Power
Agency, Power Supply System
Revenue (Insured; National
Public Finance Guarantee Corp.)	0.00	1/1/25	4,505,000	[b]	2,339,627
Southern Minnesota Municipal Power
Agency, Power Supply System
Revenue (Insured; National
Public Finance Guarantee Corp.)	0.00	1/1/26	4,625,000	[b]	2,237,714
Todd, Morrison, Cass and Wadena
Counties United Hospital District,
Health Care Facility Revenue
(Lakewood Health System)	5.00	12/1/21	1,000,000		1,037,490
Vadnais Heights Economic
Development Authority,
Recovery Zone Facility LR
(Community and Recreational
Sports Facilities Project)	5.25	2/1/41	2,460,000		2,434,195

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Minnesota (continued)
Washington County Housing and
Redevelopment Authority,
Annual Appropriation Limited
Tax and Gross Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.50	2/1/32	2,000,000	2,008,780
Winona,
Health Care Facilities Revenue
(Winona Health Obligated Group)	5.15	7/1/31	1,500,000	1,315,260
Winona,
Health Care Facilities Revenue
(Winona Health Obligated Group)	6.00	7/1/34	2,500,000	2,423,775
U.S. Related—3.0%
Government of Guam,
GO	6.75	11/15/29	500,000	500,715
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	2,000,000	1,841,540
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	1,250,000	1,252,275

Total Investments (cost $113,545,700)			98.8%	116,886,791

Cash and Receivables (Net)			1.2%	1,362,013

Net Assets			100.0%	118,248,804

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

16

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	15.8
AA		Aa		AA	40.5
A		A		A	33.2
BBB		Baa		BBB	5.6
B		B		B	.4
Not Rated[c]		Not Rated[c]		Not Rated[c]	4.5
					100.0

† Based on total investments.
c Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 17

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	113,545,700	116,886,791
Cash		988,967
Interest receivable		1,636,848
Receivable for shares of Beneficial Interest subscribed		23,146
Prepaid expenses		14,797
		119,550,549
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		97,670
Payable for investment securities purchased		1,023,590
Payable for shares of Beneficial Interest redeemed		123,220
Accrued expenses		57,265
		1,301,745
Net Assets ($)		118,248,804
Composition of Net Assets ($):
Paid-in capital		116,223,994
Accumulated net realized gain (loss) on investments		(1,316,281)
Accumulated net unrealized appreciation
(depreciation) on investments		3,341,091
Net Assets ($)		118,248,804

Net Asset Value Per Share
	Class A	Class B	Class C
Net Assets ($)	110,884,530	352,755	7,011,519
Shares Outstanding	7,526,230	23,905	475,133
Net Asset Value Per Share ($)	14.73	14.76	14.76

See notes to financial statements.

18

STATEMENT OF OPERATIONS

Year Ended April 30, 2011

Investment Income ($):
Interest Income	6,407,137
Expenses:
Management fee—Note 3(a)	708,822
Shareholder servicing costs—Note 3(c)	388,997
Distribution fees—Note 3(b)	58,490
Professional fees	51,149
Registration fees	25,803
Custodian fees—Note 3(c)	16,561
Prospectus and shareholders’ reports	10,542
Trustees’ fees and expenses—Note 3(d)	3,997
Loan commitment fees—Note 2	1,268
Miscellaneous	27,660
Total Expenses	1,293,289
Less—reduction in fees due to earnings credits—Note 3(c)	(157)
Net Expenses	1,293,132
Investment Income—Net	5,114,005
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(172,230)
Net unrealized appreciation (depreciation) on investments	(3,814,444)
Net Realized and Unrealized Gain (Loss) on Investments	(3,986,674)
Net Increase in Net Assets Resulting from Operations	1,127,331

See notes to financial statements.

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,
	2011	2010
Operations ($):
Investment income—net	5,114,005	5,119,465
Net realized gain (loss) on investments	(172,230)	(830,696)
Net unrealized appreciation
(depreciation) on investments	(3,814,444)	5,065,371
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,127,331	9,354,140
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(4,816,772)	(4,829,375)
Class B Shares	(14,670)	(33,418)
Class C Shares	(241,492)	(218,408)
Total Dividends	(5,072,934)	(5,081,201)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	8,045,285	15,566,769
Class B Shares	15	22,304
Class C Shares	1,742,595	1,456,592
Dividends reinvested:
Class A Shares	3,923,862	3,803,156
Class B Shares	13,767	20,478
Class C Shares	170,973	144,240
Cost of shares redeemed:
Class A Shares	(20,746,996)	(14,378,461)
Class B Shares	(153,174)	(1,299,172)
Class C Shares	(1,709,604)	(834,916)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(8,713,277)	4,500,990
Total Increase (Decrease) in Net Assets	(12,658,880)	8,773,929
Net Assets ($):
Beginning of Period	130,907,684	122,133,755
End of Period	118,248,804	130,907,684

20

		Year Ended April 30,
	2011	2010
Capital Share Transactions:
Class Aa
Shares sold	530,914	1,039,628
Shares issued for dividends reinvested	260,972	253,319
Shares redeemed	(1,397,916)	(953,975)
Net Increase (Decrease) in Shares Outstanding	(606,030)	338,972
Class Ba
Shares sold	1	1,473
Shares issued for dividends reinvested	914	1,365
Shares redeemed	(10,265)	(86,605)
Net Increase (Decrease) in Shares Outstanding	(9,350)	(83,767)
Class C
Shares sold	114,681	96,723
Shares issued for dividends reinvested	11,357	9,589
Shares redeemed	(114,213)	(55,146)
Net Increase (Decrease) in Shares Outstanding	11,825	51,166

a During the period ended April 30, 2011, 1,683 Class B shares representing $24,547 were automatically converted to 1,686 Class A shares and during the period ended April 30, 2010, 18,366 Class B shares representing
$278,776 were automatically converted to 18,396 Class A shares.

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	15.17	14.67	14.96	15.32	15.17
Investment Operations:
Investment income—net[a]	.61	.60	.63	.64	.64
Net realized and unrealized
gain (loss) on investments	(.45)	.50	(.24)	(.36)	.17
Total from Investment Operations	.16	1.10	.39	.28	.81
Distributions:
Dividends from investment income—net	(.60)	(.60)	(.62)	(.64)	(.64)
Dividends from net realized
gain on investments	—	—	(.06)	—	(.02)
Total Distributions	(.60)	(.60)	(.68)	(.64)	(.66)
Net asset value, end of period	14.73	15.17	14.67	14.96	15.32
Total Return (%)[b]	1.04	7.61	2.89	1.86	5.44
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.96	.94	.98	1.11	1.10
Ratio of net expenses
to average net assets	.96	.94	.98	1.10	1.09
Ratio of interest and expense
related to floating rate notes
issued to average net assets	—	—	.02	.15	.17
Ratio of net investment income
to average net assets	4.01	4.02	4.35	4.21	4.18
Portfolio Turnover Rate	15.17	12.88	14.21	14.69	5.27
Net Assets, end of period ($ x 1,000)	110,885	123,363	114,357	105,393	103,737

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

22

		Year Ended April 30,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	15.19	14.70	14.98	15.35	15.19
Investment Operations:
Investment income—net[a]	.50	.49	.54	.56	.56
Net realized and unrealized
gain (loss) on investments	(.43)	.50	(.21)	(.37)	.18
Total from Investment Operations	.07	.99	.33	.19	.74
Distributions:
Dividends from investment income—net	(.50)	(.50)	(.55)	(.56)	(.56)
Dividends from net realized
gain on investments	—	—	(.06)	—	(.02)
Total Distributions	(.50)	(.50)	(.61)	(.56)	(.58)
Net asset value, end of period	14.76	15.19	14.70	14.98	15.35
Total Return (%)[b]	.45	6.85	2.41	1.26	4.98
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.56	1.57	1.52	1.62	1.61
Ratio of net expenses
to average net assets	1.56	1.57	1.52	1.61	1.59
Ratio of interest and expense
related to floating rate notes
issued to average net assets	—	—	.02	.15	.17
Ratio of net investment income
to average net assets	3.35	3.41	3.83	3.70	3.67
Portfolio Turnover Rate	15.17	12.88	14.21	14.69	5.27
Net Assets, end of period ($ x 1,000)	353	505	1,720	5,046	9,088

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	15.19	14.70	14.98	15.35	15.19
Investment Operations:
Investment income—net[a]	.49	.49	.51	.52	.53
Net realized and unrealized
gain (loss) on investments	(.43)	.48	(.21)	(.37)	.18
Total from Investment Operations	.06	.97	.30	.15	.71
Distributions:
Dividends from investment income—net	(.49)	(.48)	(.52)	(.52)	(.53)
Dividends from net realized
gain on investments	—	—	(.06)	—	(.02)
Total Distributions	(.49)	(.48)	(.58)	(.52)	(.55)
Net asset value, end of period	14.76	15.19	14.70	14.98	15.35
Total Return (%)[b]	.35	6.72	2.18	1.03	4.72
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.72	1.71	1.75	1.86	1.85
Ratio of net expenses
to average net assets	1.72	1.71	1.75	1.86	1.84
Ratio of interest and expense
related to floating rate notes
issued to average net assets	—	—	.02	.15	.17
Ratio of net investment income
to average net assets	3.25	3.25	3.57	3.44	3.43
Portfolio Turnover Rate	15.17	12.88	14.21	14.69	5.27
Net Assets, end of period ($ x 1,000)	7,012	7,039	6,057	4,867	4,148

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus State Municipal Bond Funds (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company and operates as a series company that offers six series including the Dreyfus Minnesota Fund (the “fund”).The fund’s investment objective is to maximize current income exempt from federal income tax and from Minnesota state income tax, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

26

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	116,886,791	—	116,886,791

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at April 30, 2011.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes

28

interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $22,053, accumulated capital losses $1,045,813 and unrealized appreciation $3,439,258. In addition, the fund had $368,635 of capital losses realized after October 31, 2010, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2011. If not applied, the carryover expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2011 and April 30, 2010 were as follows: tax exempt income $5,072,934 and $5,081,201, respectively.

During the period ended April 30, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $41,071 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2011, the Distributor retained $6,246 from commissions earned on sales of the fund’s Class A shares and $1,168 and $389 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2011, Class B and Class C shares were charged $2,212 and $56,278, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or

30

other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2011, Class A, Class B and Class C shares were charged $302,327, $1,106 and $18,759, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2011, the fund was charged $26,186 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2011, the fund was charged $2,338 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $157.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2011, the fund was charged $16,561 pursuant to the custody agreement.

During the period ended April 30, 2011, the fund was charged $6,327 for services performed by the Chief Compliance Officer.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $53,588, Rule 12b-1 distribution plan fees $4,451, shareholder services plan fees $24,359, custodian fees $7,662, chief compliance officer fees $2,481 and transfer agency per account fees $5,129.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2011, amounted to $19,204,963 and $27,265,883, respectively.

At April 30, 2011, the cost of investments for federal income tax purposes was $113,447,533 accordingly; accumulated net unrealized appreciation on investments was $3,439,258, consisting of $4,977,985 gross unrealized appreciation and $1,538,727 gross unrealized depreciation.

32

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus State Municipal Bond Funds, Dreyfus Minnesota Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus State Municipal Bond Funds, Dreyfus Minnesota Fund (one of the series comprising Dreyfus State Municipal Bond Funds) as of April 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus State Municipal Bond Funds, Dreyfus Minnesota Fund at April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 28, 2011

The Fund 33

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2011 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are Minnesota residents, Minnesota personal income taxes).Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2011 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2011 calendar year on Form 1099-INT, both of which will be mailed in early 2012.

34

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 170
———————
Clifford L. Alexander, Jr. (77)
Board Member (1986)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
No. of Portfolios for which Board Member Serves: 46
———————
David W. Burke (75)
Board Member (2007)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 84
———————
Peggy C. Davis (68)
Board Member (1990)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 53

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Diane Dunst (71)
Board Member (2007)
Principal Occupation During Past 5Years:
• President of Huntting House Antiques
No. of Portfolios for which Board Member Serves: 18
———————
Ernest Kafka (78)
Board Member (1986)
Principal Occupation During Past 5Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
No. of Portfolios for which Board Member Serves: 18
———————
Nathan Leventhal (68)
Board Member (1989)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 44
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Jay I. Meltzer, Emeritus Board Member
Daniel Rose, Emeritus Board Member
Warren B. Rudman, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

36

OFFICERS OF THE FUND (Unaudited)

The Fund 37

OFFICERS OF THE FUND (Unaudited) (continued)

38

The Fund 39

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
22	Financial Highlights
25	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Important Tax Information
36	Board Members Information
38	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus State
Municipal Bond Funds,
Dreyfus Ohio Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus State Municipal Bond Funds, Dreyfus Ohio Fund, covering the 12-month period from May 1, 2010, through April 30, 2011.

Multiple crosscurrents have influenced the U.S. and global economies.A modest slowdown earlier in 2010 gave way to renewed strength during the reporting period.The recovery has been fueled by three important characteristics. First, macroeconomic policy has been stimulative in the United States and most of the developed world. Second, in response to inflation worries emerging countries have shifted policy from aggressively stimulative to neutral, but not restrictive, supporting ongoing demand for commodities. Third, corporate balance sheets have strengthened due to cheap bond financing, rising profits and relatively slow growth in corporate spending.

Within the municipal bond market, however, headline risks stemming from state and local budget pressures and changes to the supply-and-demand dynamics caused by the end of the federal financing subsidies led to significant price pressures during the latter part of the reporting period. Despite recent challenges, we believe that long-term municipal bond market fundamentals remain sound and current market conditions could give rise to attractive buying opportunities. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 16, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2010, through April 30, 2011, as provided by David Belton, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2011, the Class A, Class B and Class C shares of Dreyfus Ohio Fund, a series of Dreyfus State Municipal Bond Funds, produced total returns of 0.38%, –0.37% and –0.44%, respectively.1 In comparison, the Barclays Capital Municipal Bond Index (the “Index”), the fund’s benchmark index, which is composed of bonds issued nationally and not solely within Ohio, achieved a total return of 2.20% for the same period.2

Municipal bonds encountered heightened volatility over the second half of the reporting period amid rising long-term interest rates and changing supply-and-demand dynamics.The fund produced lower returns than its benchmark, primarily due to relative weakness among Ohio bonds, our interest-rate strategies and overweighted exposure to revenue bonds.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Ohio state income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and from Ohio state income tax.The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

In managing the fund, we focus on identifying undervalued sectors and securities and we minimize the use of interest rate forecasting. In addition, we select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as health care, water and sewer and municipal electric or dedicated tax-secured, based on our appraisal of relative values.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Changing Market Forces Derailed Municipal Bonds

Municipal bonds fared relatively well over the first half of the reporting period, when a subpar economic recovery kept inflationary pressures at bay and the Build America Bonds program diverted a substantial amount of new bonds issuance to the taxable bond market. However, the U.S. economic recovery gained traction in the fall of 2010 after a new round of quantitative easing of monetary policy sparked a rise in longer-term interest rates, and municipal bond prices fell.

Furthermore, the market’s supply-and-demand dynamics deteriorated as it became clearer that the Build America Bonds program would be allowed to expire at the end of 2010. Investors sold longer-maturity municipal bonds in anticipation of a surge in the supply of newly issued securities as issuers rushed to lock in federal subsidies toward year-end. Finally, most states continued to struggle with fiscal pressures. Ohio’s economy was hit hard by the downturn due to its shrinking manufacturing base, and the state addressed its budget deficit with deep spending cuts.

The market showed signs of stabilization over the first four months of 2011, when the supply of newly issued municipal bonds declined sharply. Meanwhile, demand recovered when individuals reacted to higher state income taxes and institutional investors regarded municipal bonds as attractively valued.

Interest Rates Strategies Dampened Relative Returns

Municipal bonds from Ohio generally produced lower returns than broader averages, hurting the fund’s results compared to the Index. In addition, the fund’s relative performance was undermined by its slightly longer-than-average duration position, which hurt relative performance when longer-term interest rates climbed late in 2010. Our focus on bonds with maturities toward the longer end of the spectrum also detracted from relative performance.

Our security selection strategy led to overweighted positions in bonds backed by hospitals and those backed by Ohio’s share of payments derived from the settlement of litigation with U.S. tobacco companies, but these securities lagged market averages. Conversely, we had established an underweighted position in general obligation bonds, particularly from localities that depend heavily on state aid, but these securities fared relatively well in the reporting period due to strong demand from retail investors.

4

The fund achieved better results in other market sectors. Overweighted exposure to high-quality bonds backed by revenues from waterworks proved supportive of relative performance, as did relatively light exposure to bonds backed by transportation-related projects.

Weathering a Period of Transition

Although we have been encouraged by signs of market stabilization, we expect additional bouts of market volatility may occur over the near term if inflation fears intensify in the recovering economy.We continue to maintain a relatively high weighting in the fund on high quality, higher yielding revenue bonds in the municipal utility, education and health care sectors. We are also focusing our efforts on reducing exposure to bonds with weak call protection, as such bonds tend to underperform in volatile markets.

We remain optimistic over the longer term. Once the transition to a more ample supply of tax-exempt securities is complete, demand seems likely to stay robust as investors respond to higher state taxes and possible federal tax increases down the road.

May 16, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Ohio residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus State Municipal Bond Funds, Dreyfus Ohio Fund on 4/30/01 to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund invests primarily in Ohio municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.The Index is not limited to investments principally in Ohio municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/11

	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	–4.10%	1.81%	3.24%
without sales charge	0.38%	2.75%	3.72%
Class B shares
with applicable redemption charge †	–4.22%	1.79%	3.40%
without redemption	–0.37%	2.13%	3.40%
Class C shares
with applicable redemption charge ††	–1.40%	1.98%	2.95%
without redemption	–0.44%	1.98%	2.95%
Barclays Capital Municipal Bond Index	2.20%	4.52%	4.96%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Ohio Fund from November 1, 2010 to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2011

	Class A	Class B	Class C
Expenses paid per $1,000†	$ 4.74	$ 7.95	$ 8.39
Ending value (after expenses)	$970.90	$967.00	$967.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2011

	Class A	Class B	Class C
Expenses paid per $1,000†	$ 4.86	$ 8.15	$ 8.60
Ending value (after expenses)	$1,019.98	$1,016.71	$1,016.27

† Expenses are equal to the fund’s annualized expense ratio of .97% for Class A, 1.63% for Class B, and 1.72%
for Class C; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

April 30, 2011

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.2%	Rate (%)	Date	Amount ($)	Value ($)
Ohio—83.2%
Akron,
GO	6.00	12/1/12	690,000	710,176
Akron,
GO (Insured; National Public
Finance Guarantee Corp.)
(Prerefunded)	5.50	12/1/11	460,000 [a]	473,943
Allen County,
Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.25	9/1/27	2,500,000	2,547,875
Blue Ash,
Tax Increment Financing Revenue
(Duke Realty Ohio Project)	5.00	12/1/16	710,000	716,582
Blue Ash,
Tax Increment Financing Revenue
(Duke Realty Ohio Project)	5.00	12/1/21	730,000	725,467
Blue Ash,
Tax Increment Financing Revenue
(Duke Realty Ohio Project)	5.00	12/1/25	500,000	460,495
Blue Ash,
Tax Increment Financing Revenue
(Duke Realty Ohio Project)	5.00	12/1/30	400,000	334,812
Blue Ash,
Tax Increment Financing Revenue
(Duke Realty Ohio Project)	5.00	12/1/35	1,000,000	782,400
Buckeye Tobacco Settlement
Financing Authority, Tobacco
Settlement Asset-Backed Bonds	5.13	6/1/24	2,475,000	1,912,333
Butler County,
Hospital Facilities Revenue
(UC Health)	5.50	11/1/40	2,000,000	1,664,220
Cincinnati,
EDR (Baldwin 300 Project)	5.00	11/1/28	2,565,000	2,609,939
Cincinnati City School District,
GO School Improvement Bonds
(Insured; National Public Finance
Guarantee Corp.) (Prerefunded)	5.38	12/1/11	3,560,000 [a]	3,666,907
Cincinnati State Technical and
Community College, General
Receipts Bonds (Insured; AMBAC)	5.25	10/1/22	2,375,000	2,417,441

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Ohio (continued)
Cleveland,
Waterworks Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.50	1/1/21	8,000,000	9,210,640
Cleveland-Cuyahoga County Port
Authority, Cultural Facility
Revenue (The Cleveland Museum
of Art Project)	5.00	10/1/22	2,500,000	2,699,050
Cleveland-Cuyahoga County Port
Authority, Senior Special
Assessment/Tax Increment
Revenue (University Heights—
Public Parking Garage Project)	7.00	12/1/18	1,870,000	1,899,789
Cleveland-Cuyahoga County Port
Authority, Senior Special
Assessment/Tax Increment
Revenue (University Heights—
Public Parking Garage Project)	7.35	12/1/31	3,655,000	3,508,654
Cuyahoga Community College
District, General Receipts Bonds	5.00	8/1/25	2,500,000	2,643,225
Fairfield City School District,
GO School Improvement Bonds
(Insured; National Public
Finance Guarantee Corp.)	5.38	12/1/19	1,860,000	1,908,193
Fairfield City School District,
GO School Improvement Bonds
(Insured; National Public
Finance Guarantee Corp.)	5.38	12/1/20	1,400,000	1,436,274
Franklin County,
Hospital Improvement Revenue
(Nationwide Children’s
Hospital Project)	5.00	11/1/34	3,850,000	3,554,820
Hamilton County,
EDR (King Highland Community
Urban Redevelopment
Corporation—University of
Cincinnati, Lessee, Project)
(Insured; National Public
Finance Guarantee Corp.)	5.00	6/1/33	2,000,000	1,981,440
Hamilton County,
Sales Tax Revenue
(Insured; AMBAC)	0.00	12/1/27	17,940,000 [b]	7,038,938

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Ohio (continued)
Hancock County,
Hospital Facilities Revenue
(Blanchard Valley Regional
Health Center)	5.00	12/1/21	1,500,000		1,484,520
Hilliard City School District,
GO School Improvement Bonds
(Insured; National Public
Finance Guarantee Corp.)	0.00	12/1/13	1,655,000	[b]	1,587,906
Hilliard City School District,
GO School Improvement Bonds
(Insured; National Public
Finance Guarantee Corp.)	0.00	12/1/14	1,655,000	[b]	1,541,086
Kent State University,
General Receipts Bonds (A
State University of Ohio)
(Insured; Assured Guaranty
Municipal Corp.)	5.00	5/1/25	2,000,000		2,054,680
Kent State University,
General Receipts Bonds (A
State University of Ohio)
(Insured; Assured Guaranty
Municipal Corp.)	5.00	5/1/29	1,000,000		1,008,200
Lebanon City School District,
GO (School Facilities
Construction and Improvement)
(Insured; Assured Guaranty
Municipal Corp.) (Prerefunded)	5.50	12/1/11	4,050,000	[a]	4,175,064
Lucas County,
HR (ProMedica Healthcare
Obligated Group)	5.75	11/15/31	1,200,000		1,207,500
Mason City School District,
GO Unlimited Tax Bonds
(Insured; Assured Guaranty
Municipal Corp.)	5.25	12/1/31	5,000,000		5,633,350
Massillon City School District,
GO (Various Purpose
Improvement) (Insured;
National Public Finance
Guarantee Corp.) (Prerefunded)	5.00	12/1/12	1,150,000	[a]	1,231,316
Montgomery County,
Revenue (Miami Valley Hospital)	6.25	11/15/33	2,500,000		2,580,625

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Ohio (continued)
Ohio Higher Educational Facility
Commission, Higher Educational
Facility Revenue (Kenyon
College Project)	5.00	7/1/41	2,000,000		1,884,220
Ohio Higher Educational Facility
Commission, Higher Educational
Facility Revenue (Xavier
University Project) (Insured;
FGIC) (Prerefunded)	5.00	5/1/13	2,000,000	[a]	2,173,580
Ohio Higher Educational Facility
Commission, HR (Cleveland Clinic
Health System Obligated Group)	5.50	1/1/43	3,000,000		2,977,500
Ohio State University,
General Receipts Bonds	5.25	6/1/23	525,000		556,511
Ohio State University,
General Receipts Bonds	5.00	12/1/23	1,000,000		1,123,100
Ohio State University,
General Receipts
Bonds (Prerefunded)	5.25	6/1/13	2,100,000	[a]	2,290,197
Ohio Water Development Authority,
Water Pollution Control Loan Fund
Revenue (Water Quality Series)	5.00	12/1/18	3,710,000		4,353,314
Ohio Water Development Authority,
Water Pollution Control Loan Fund
Revenue (Water Quality Series)	5.00	12/1/23	2,000,000		2,234,660
Port of Greater Cincinnati
Development Authority, Special
Obligation Development Revenue
(Cooperative Public Parking
and Infrastructure Project)	6.30	2/15/24	2,215,000		1,480,639
Port of Greater Cincinnati
Development Authority, Special
Obligation Development Revenue
(Cooperative Public Parking
and Infrastructure Project)	6.40	2/15/34	2,500,000		1,478,100
Port of Greater Cincinnati
Development Authority, Tax
Increment Development Revenue
(Fairfax Village Red Bank
Infrastructure Project)	5.50	2/1/25	2,085,000	[c]	1,628,364

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Ohio (continued)
Richland County,
GO (Correctional Facilities
Bonds) (Insured; Assured
Guaranty Municipal Corp.)	6.00	12/1/28	400,000	434,844
Strongsville,
GO Library Improvement Bonds
(Insured; National Public
Finance Guarantee Corp.)	5.50	12/1/20	1,700,000	1,745,611
Summit County Port Authority,
Development Revenue
(Bond Fund Program-Twinsburg
Township Project)	5.13	5/15/25	385,000	325,529
Summit County Port Authority,
Revenue (Civic Theatre
Project) (Insured; AMBAC)	5.50	12/1/26	1,000,000	905,570
Toledo-Lucas County Port
Authority, Development Revenue
(Northwest Ohio Bond Fund—
Midwest Terminals Project)	6.00	11/15/27	1,670,000	1,476,480
Toledo-Lucas County Port
Authority, Development Revenue
(Northwest Ohio Bond Fund—
Toledo Express Airport Project)	6.38	11/15/32	2,425,000	2,234,347
University of Akron,
General Receipts Bonds
(Insured; Assured Guaranty
Municipal Corp.)	5.00	1/1/29	1,000,000	1,012,220
University of Cincinnati,
General Receipts Bonds (Insured;
National Public Finance
Guarantee Corp.) (Prerefunded)	5.00	6/1/12	3,040,000 [a]	3,193,520
Warren,
Waterworks Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.50	11/1/15	1,450,000	1,530,968
West Muskingum Local School
District, GO (School Facilities
Construction and Improvement)
(Insured; National Public
Finance Guarantee Corp.)	5.00	12/1/30	2,945,000	2,603,527

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related—15.0%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/50	12,500,000 [b]	403,375
Government of Guam,
GO	6.75	11/15/29	500,000	500,715
Guam Power Authority,
Revenue	5.50	10/1/30	1,000,000	944,140
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.88	7/1/35	900,000	823,635
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/17	1,000,000	1,047,120
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	2,500,000	2,301,925
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.50	7/1/15	1,000,000	1,106,200
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	7/1/23	1,000,000	1,001,530
Puerto Rico Highways and
Transportation Authority, Highway
Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.50	7/1/31	3,370,000	3,361,575
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	1,000,000	924,260
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/39	2,000,000	2,011,060
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	1,750,000	1,753,185

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Virgin Islands Public Finance
Authority, Revenue
(Virgin Islands Gross
Receipts Taxes Loan Note)	6.38	10/1/19	3,000,000	3,026,760
Virgin Islands Public Finance
Authority, Revenue (Virgin Islands
Matching Fund Loan Note)	5.00	10/1/25	1,500,000	1,460,115
Total Long-Term Municipal Investments
(cost $138,671,599)				135,716,256

Short-Term Municipal
Investment—.6%
Ohio;
Allen County,
Hospital Facilities Revenue
(Catholic Healthcare Partners)
(LOC; JPMorgan Chase Bank)
(cost $800,000)	0.26	5/1/11	800,000 [d]	800,000

Total Investments (cost $139,471,599)			98.8%	136,516,256
Cash and Receivables (Net)			1.2%	1,708,262
Net Assets			100.0%	138,224,518

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2011, this security was valued at $1,628,364 or 1.2% of net assets.
d Variable rate demand note—rate shown is the interest rate in effect at April 30, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

16

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	20.5
AA		Aa		AA	37.5
A		A		A	11.4
BBB		Baa		BBB	11.9
BB		Ba		BB	.6
B		B		B	.4
F1		MIG1/P1		SP1/A1	.6
Not Rated[e]		Not Rated[e]		Not Rated[e]	17.1
					100.0

† Based on total investments.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 17

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	139,471,599	136,516,256
Interest receivable		2,581,254
Receivable for shares of Beneficial Interest subscribed		6,912
Prepaid expenses		15,690
		139,120,112
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		113,961
Cash overdraft due to Custodian		625,274
Payable for shares of Beneficial Interest redeemed		94,593
Accrued expenses		61,766
		895,594
Net Assets ($)		138,224,518
Composition of Net Assets ($):
Paid-in capital		145,096,999
Accumulated net realized gain (loss) on investments		(3,917,138)
Accumulated net unrealized appreciation
(depreciation) on investments		(2,955,343)
Net Assets ($)		138,224,518

Net Asset Value Per Share
	Class A	Class B	Class C
Net Assets ($)	131,896,869	313,955	6,013,694
Shares Outstanding	11,432,743	27,220	520,358
Net Asset Value Per Share ($)	11.54	11.53	11.56

See notes to financial statements.

18

STATEMENT OF OPERATIONS

Year Ended April 30, 2011

Investment Income ($):
Interest Income	7,841,813
Expenses:
Management fee—Note 3(a)	830,003
Shareholder servicing costs—Note 3(c)	457,831
Distribution fees—Note 3(b)	53,957
Professional fees	52,420
Interest and expense related to floating rate notes issued—Note 4	25,425
Registration fees	22,954
Custodian fees—Note 3(c)	19,561
Prospectus and shareholders’ reports	12,712
Trustees’ fees and expenses—Note 3(d)	6,640
Loan commitment fees—Note 2	1,514
Miscellaneous	22,823
Total Expenses	1,505,840
Less—reduction in fees due to earnings credits—Note 3(c)	(252)
Net Expenses	1,505,588
Investment Income—Net	6,336,225
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,505,777
Net unrealized appreciation (depreciation) on investments	(7,553,992)
Net Realized and Unrealized Gain (Loss) on Investments	(6,048,215)
Net Increase in Net Assets Resulting from Operations	288,010

See notes to financial statements.

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,
	2011	2010
Operations ($):
Investment income—net	6,336,225	7,097,326
Net realized gain (loss) on investments	1,505,777	(1,740,408)
Net unrealized appreciation
(depreciation) on investments	(7,553,992)	8,022,650
Net Increase (Decrease) in Net Assets
Resulting from Operations	288,010	13,379,568
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(6,051,110)	(6,750,433)
Class B Shares	(18,188)	(46,349)
Class C Shares	(237,028)	(272,602)
Total Dividends	(6,306,326)	(7,069,384)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	3,125,217	5,324,952
Class B Shares	1,354	4,292
Class C Shares	412,950	613,878
Dividends reinvested:
Class A Shares	4,751,657	5,256,051
Class B Shares	15,486	31,264
Class C Shares	193,976	211,477
Cost of shares redeemed:
Class A Shares	(20,279,883)	(16,552,034)
Class B Shares	(355,671)	(1,372,868)
Class C Shares	(1,845,421)	(609,266)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(13,980,335)	(7,092,254)
Total Increase (Decrease) in Net Assets	(19,998,651)	(782,070)
Net Assets ($):
Beginning of Period	158,223,169	159,005,239
End of Period	138,224,518	158,223,169

20

		Year Ended April 30,
	2011	2010
Capital Share Transactions:
Class Aa
Shares sold	262,963	450,584
Shares issued for dividends reinvested	402,314	442,202
Shares redeemed	(1,739,032)	(1,392,680)
Net Increase (Decrease) in Shares Outstanding	(1,073,755)	(499,894)
Class Ba
Shares sold	113	362
Shares issued for dividends reinvested	1,307	2,640
Shares redeemed	(30,287)	(116,359)
Net Increase (Decrease) in Shares Outstanding	(28,867)	(113,357)
Class C
Shares sold	34,351	51,612
Shares issued for dividends reinvested	16,386	17,755
Shares redeemed	(158,291)	(51,147)
Net Increase (Decrease) in Shares Outstanding	(107,554)	18,220

a During the period ended April 30, 2011, 4,334 Class B shares representing $50,966 were automatically converted to 4,332 Class A shares and during the period ended April 30, 2010, 60,353 Class B shares representing
$709,409 were automatically converted to 60,353 Class A shares.

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.99	11.53	12.20	12.63	12.50
Investment Operations:
Investment income—net[a]	.50	.53	.54	.52	.51
Net realized and unrealized
gain (loss) on investments	(.45)	.46	(.67)	(.43)	.13
Total from Investment Operations	.05	.99	(.13)	.09	.64
Distributions:
Dividends from investment income—net	(.50)	(.53)	(.54)	(.52)	(.51)
Net asset value, end of period	11.54	11.99	11.53	12.20	12.63
Total Return (%)[b]	.38	8.71	(1.00)	.74	5.22
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.96	.97	1.06	1.07	1.05
Ratio of net expenses
to average net assets	.96	.97	1.06	1.06	1.03
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.02	.04	.11	.14	.14
Ratio of net investment income
to average net assets	4.24	4.47	4.64	4.19	4.07
Portfolio Turnover Rate	15.63	15.70	7.73	12.00	31.65
Net Assets, end of period ($ x 1,000)	131,897	150,006	150,007	167,683	183,157

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

22

		Year Ended April 30,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.99	11.53	12.21	12.63	12.50
Investment Operations:
Investment income—net[a]	.42	.44	.45	.45	.44
Net realized and unrealized
gain (loss) on investments	(.46)	.47	(.66)	(.42)	.14
Total from Investment Operations	(.04)	.91	(.21)	.03	.58
Distributions:
Dividends from investment income—net	(.42)	(.45)	(.47)	(.45)	(.45)
Net asset value, end of period	11.53	11.99	11.53	12.21	12.63
Total Return (%)[b]	(.37)	8.02	(1.66)	.28	4.68
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.60	1.56	1.62	1.61	1.57
Ratio of net expenses
to average net assets	1.60	1.56	1.62	1.60	1.55
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.02	.04	.11	.14	.14
Ratio of net investment income
to average net assets	3.56	3.86	4.00	3.64	3.55
Portfolio Turnover Rate	15.63	15.70	7.73	12.00	31.65
Net Assets, end of period ($ x 1,000)	314	673	1,954	6,375	14,720

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	12.02	11.55	12.23	12.65	12.52
Investment Operations:
Investment income—net[a]	.41	.44	.45	.43	.42
Net realized and unrealized
gain (loss) on investments	(.46)	.47	(.68)	(.42)	.13
Total from Investment Operations	(.05)	.91	(.23)	.01	.55
Distributions:
Dividends from investment income—net	(.41)	(.44)	(.45)	(.43)	(.42)
Net asset value, end of period	11.56	12.02	11.55	12.23	12.65
Total Return (%)[b]	(.44)	7.97	(1.82)	.07	4.42
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.72	1.73	1.82	1.83	1.81
Ratio of net expenses
to average net assets	1.72	1.73	1.81	1.83	1.79
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.02	.04	.11	.14	.14
Ratio of net investment income
to average net assets	3.48	3.71	3.88	3.43	3.31
Portfolio Turnover Rate	15.63	15.70	7.73	12.00	31.65
Net Assets, end of period ($ x 1,000)	6,014	7,545	7,044	7,805	9,053

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus State Municipal Bond Funds (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company and operates as a series company currently offering six series, including the Dreyfus Ohio Fund (the “fund”).The fund’s investment objective seeks to maximize current income exempt from federal income tax and from Ohio state income tax, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

26

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	136,516,256	—	136,516,256

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at April 30, 2011.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes

28

interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $66,059, accumulated capital losses $3,970,991 and unrealized depreciation $2,901,490.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2011. If not applied, $306,171 of the carryover expires in fiscal 2013, $91,735 expires in fiscal 2016, $197,779 expires in fiscal 2017 and $3,375,306 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2011 and April 30, 2010 were as follows: tax exempt income $6,296,704 and $7,069,384 and ordinary income $9,622 and $0, respectively.

During the period ended April 30, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $29,899, increased accumulated net realized gain (loss) on investments by $18,148 and increased paid-in capital by $11,751. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2011, the Distributor retained $4,056 from commissions earned on sales of the fund’s Class A shares and $322 and $768 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2011, Class B and Class C shares were charged $2,570 and $51,387, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or

30

other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2011, Class A, Class B and Class C shares were charged $358,860, $1,285 and $17,129, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2011, the fund was charged $42,652 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2011, the fund was charged $3,755 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $252.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2011, the fund was charged $19,561 pursuant to the custody agreement.

During the period ended April 30, 2011, the fund was charged $6,327 for services performed by the Chief Compliance Officer.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $62,081, Rule 12b-1 distribution plan fees $3,794, shareholder services plan fees $28,218, custodian fees $9,183, chief compliance officer fees $2,481 and transfer agent per account fees $8,204.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2011, amounted to $23,192,707 and $37,659,656, respectively.

The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals.A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities. At April 30, 2011, there were no floating rate notes outstanding.

32

The average amount of borrowings outstanding under the inverse floater structure during the period ended April 30, 2011, was approximately $2,586,700, with a related weighted average annualized interest rate of .98%.

At April 30, 2011, the cost of investments for federal income tax purposes was $139,417,746; accordingly, accumulated net unrealized depreciation on investments was $2,901,490, consisting of $3,850,213 gross unrealized appreciation and $6,751,703 gross unrealized depreciation.

The Fund 33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus State Municipal Bond Funds, Dreyfus Ohio Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus State Municipal Bond Funds, Dreyfus Ohio Fund (one of the series comprising Dreyfus State Municipal Bond Funds) as of April 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus State Municipal Bond Funds, Dreyfus Ohio Fund at April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 28, 2011

34

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2011 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are Ohio residents, Ohio personal income taxes), except $9,622 that is being designated as an ordinary income distribution for reporting purposes.Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2011 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2011 calendar year on Form 1099-INT, both of which will be mailed in early 2012.

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 170
———————
Clifford L. Alexander, Jr. (77)
Board Member (1986)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
No. of Portfolios for which Board Member Serves: 46
———————
David W. Burke (75)
Board Member (2007)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 84
———————
Peggy C. Davis (68)
Board Member (1990)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 53

36

Diane Dunst (71)
Board Member (2007)
Principal Occupation During Past 5Years:
• President of Huntting House Antiques
No. of Portfolios for which Board Member Serves: 18
———————
Ernest Kafka (78)
Board Member (1986)
Principal Occupation During Past 5Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
No. of Portfolios for which Board Member Serves: 18
———————
Nathan Leventhal (68)
Board Member (1989)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 44
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Jay I. Meltzer, Emeritus Board Member
Daniel Rose, Emeritus Board Member
Warren B. Rudman, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

The Fund 37

OFFICERS OF THE FUND (Unaudited)

38

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

40

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
25	Financial Highlights
29	Notes to Financial Statements
37	Report of Independent Registered Public Accounting Firm
38	Important Tax Information
39	Board Members Information
41	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus State
Municipal Bond Funds,
Dreyfus Pennsylvania Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Pennsylvania Fund, a series of Dreyfus State Municipal Bond Funds, covering the 12-month period from May 1, 2010, through April 30, 2011.

Multiple crosscurrents have influenced the U.S. and global economies.A modest slowdown earlier in 2010 gave way to renewed strength during the reporting period.The recovery has been fueled by three important characteristics. First, macroeconomic policy has been stimulative in the United States and most of the developed world. Second, in response to inflation worries emerging countries have shifted policy from aggressively stimulative to neutral, but not restrictive, supporting ongoing demand for commodities. Third, corporate balance sheets have strengthened due to cheap bond financing, rising profits and relatively slow growth in corporate spending.

Within the municipal bond market, however, headline risks stemming from state and local budget pressures and changes to the supply-and-demand dynamics caused by the end of the federal financing subsidies led to significant price pressures during the latter part of the reporting period. Despite recent challenges, we believe that long-term municipal bond market fundamentals remain sound and current market conditions could give rise to attractive buying opportunities. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 16, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2010, through April 30, 2011, as provided by Steven Harvey and James Welch, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended April 30, 2011, the Class A, Class B, Class C and Class Z shares of Dreyfus Pennsylvania Fund, a series of Dreyfus State Municipal Bond Funds, produced total returns of 1.21%, 0.43%, 0.46% and 1.41%, respectively.1 In comparison, the Barclays Capital Municipal Bond Index, the fund’s benchmark index, which is composed of bonds issued nationally and not solely within Pennsylvania, achieved a total return of 2.20% for the same period.2

Municipal bonds encountered heightened volatility over the second half of the reporting period amid rising long-term interest rates and changing supply-and-demand dynamics. The fund produced lower returns than its benchmark, primarily due to overweighted exposure to revenue bonds and an underweighted position in escrowed bonds during the reporting period’s second half.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax and Pennsylvania state income tax without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and Pennsylvania state personal income tax. The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

In managing the fund, we focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting.We select municipal bonds by using fundamental credit analysis to estimate the relative value of various sectors and securities and to exploit pricing

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

inefficiencies in the municipal bond market. Additionally, we trade among various sectors, such as pre-refunded, general obligation and revenue sectors, based on their apparent relative values. The fund generally will invest simultaneously in several of these sectors.

Changing Market Forces Derailed Municipal Bonds

Municipal bonds fared relatively well over the first half of the reporting period, when a lackluster economic recovery kept inflationary pressures at bay and the federally subsidized Build America Bonds program diverted a substantial amount of new bonds issuance from the tax-exempt to the taxable bond markets. However, the U.S. economic recovery gained traction in the fall of 2010 after a new round of quantitative easing of monetary policy, and municipal bond prices fell.

Furthermore, the market’s supply-and-demand dynamics deteriorated as it became clearer that the Build America Bonds program would be allowed to expire at the end of 2010. Investors sold longer-maturity municipal bonds in anticipation of a surge in the supply of newly issued securities as states and municipalities rushed to lock in federal subsidies toward year-end. Finally, most states continued to struggle with fiscal pressures, which were highlighted by news reports about state budget deficits.

The market showed signs of stabilization over the first four months of 2011, when the supply of newly issued municipal bonds declined sharply. In addition, demand for tax-exempt securities recovered when individuals reacted to higher state income taxes, and non-traditional investors, such as hedge funds, regarded municipal bonds as inexpensively valued.

Allocation Strategy Dampened Relative Returns

The fund’s relative performance was constrained by an underweighted position in municipal bonds for which the funds for early redemption have been placed in escrow, as these traditionally defensive securities held up relatively well over the reporting period’s second half. In addition, the fund’s overweighted exposure to bonds backed by revenues from hospitals, educational institutions and housing projects hurt its results compared to the benchmark.These allocations contributed positively to performance early in the reporting period, but they suffered when market conditions deteriorated over the second half.

On a more positive note, the fund benefited from our efforts to upgrade its overall credit quality. We exited positions in bonds that had gained value, including securities backed by hospitals and industrial development projects. We redeployed those assets to high-quality bonds backed by revenues from facilities providing essential municipal services, particularly waterworks, which helped support the fund’s relative performance during the market downturn. In addition, these bonds may serve in the future as a source of liquidity to fund new opportunities.

Weathering a Period of Transition

We have been encouraged by recent signs of market stabilization. Although we expect additional bouts of market volatility over the near term as inflation fears intensify, we remain optimistic over the longer term. Once the transition to a more ample supply of tax-exempt securities is complete, demand seems likely to stay robust as investors respond to higher state taxes and possible federal tax increases down the road.

May 16, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Class Z is not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-
Pennsylvania residents, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus State Municipal Bond Funds, Dreyfus Pennsylvania Fund on 4/30/01 to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. The fund invests primarily in Pennsylvania municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A, Class B and Class C shares. Performance for Class Z shares will vary from the performance of Class A, Class B and Class C shares shown above due to differences in charges and expenses. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.The Index is not limited to investments principally in Pennsylvania municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/11

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception
Class A shares
with maximum sales charge (4.5%)	7/30/87	–3.34%	2.69%	3.75%	—
without sales charge	7/30/87	1.21%	3.64%	4.24%	—
Class B shares
with applicable redemption charge †	1/15/93	–3.46%	2.63%	3.92%	—
without redemption	1/15/93	0.43%	2.98%	3.92%	—
Class C shares
with applicable redemption charge ††	8/15/95	–0.51%	2.88%	3.48%	—
without redemption	8/15/95	0.46%	2.88%	3.48%	—
Class Z shares	11/29/07	1.41%	—	—	3.53%
Barclays Capital
Municipal Bond Index	11/30/07	2.20%	4.52%	4.96%	4.35%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The Index date is based on the life of Class Z shares. For comparative purposes, the value of the Index as of
11/30/07 is used as the beginning value on 11/29/07 (the inception date for Class Z shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus State Municipal Bond Funds, Dreyfus Pennsylvania Fund from November 1, 2010 to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2011

	Class A	Class B	Class C	Class Z
Expenses paid per $1,000†	$ 4.74	$ 8.04	$ 8.34	$ 3.76
Ending value (after expenses)	$969.10	$965.30	$966.20	$970.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2011

	Class A	Class B	Class C	Class Z
Expenses paid per $1,000†	$ 4.86	$ 8.25	$ 8.55	$ 3.86
Ending value (after expenses)	$1,019.98	$1,016.61	$1,016.31	$1,020.98

† Expenses are equal to the fund’s annualized expense ratio of .97% for Class A, 1.65% for Class B, 1.71% for
Class C and .77% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2011

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.5%	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania—86.2%
Adams County Industrial
Development Authority, Revenue
(Gettysburg College)	5.00	8/15/25	1,000,000	1,035,260
Adams County Industrial
Development Authority, Revenue
(Gettysburg College)	5.00	8/15/26	1,000,000	1,026,860
Allegheny County Airport
Authority, Airport Revenue
(Pittsburgh International
Airport) (Insured; Assured
Guaranty Municipal Corp.)	5.00	1/1/17	1,000,000	1,052,060
Allegheny County Hospital
Development Authority, HR
(South Hills Health System)	5.13	5/1/29	1,100,000	934,637
Allegheny County Port Authority,
Special Transportation Revenue	5.25	3/1/22	1,305,000	1,424,877
Bethel Park School District,
GO	5.00	8/1/29	3,000,000	3,160,440
Butler County Industrial
Development Authority, Health
Care Facilities Revenue (Saint
John Lutheran Care Center
Project) (Collateralized; GNMA)	5.80	4/20/29	5,395,000	5,465,513
Butler County Industrial
Development Authority, MFHR
(Greenview Gardens Apartments)	6.00	7/1/23	475,000	455,568
Butler County Industrial
Development Authority, MFHR
(Greenview Gardens Apartments)	6.25	7/1/33	880,000	790,654
Centre County Hospital Authority,
HR (Mount Nittany Medical Center
Project) (Insured; Assured
Guaranty Municipal Corp.)	6.13	11/15/39	2,000,000	2,036,220
Charleroi Area School Authority,
School Revenue (Insured;
National Public Finance
Guarantee Corp.)	0.00	10/1/20	2,000,000 [a]	1,301,400
Chester County Industrial
Development Authority,
Revenue (Avon Grove
Charter School Project)	6.38	12/15/37	1,600,000	1,330,960

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Chester County School Authority,
School LR (Chester County
Intermediate Unit Project)
(Insured; AMBAC)	5.00	4/1/25	2,195,000		2,242,895
Cumberland County Municipal
Authority, Revenue (Presbyterian
Homes Obligated Group Project)	5.35	1/1/20	515,000		516,998
Cumberland County Municipal
Authority, Revenue (Presbyterian
Homes Obligated Group Project)	5.45	1/1/21	885,000		887,584
Dauphin County General Authority,
Office and Parking Revenue
(Riverfront Office Center Project)	6.00	1/1/25	2,910,000		2,262,350
Delaware County Industrial
Development Authority, Water
Facilities Revenue (Aqua
Pennsylvania, Inc. Project)
(Insured; National Public
Finance Guarantee Corp.)	5.00	11/1/37	5,165,000		4,837,642
Delaware River Port Authority,
Revenue	5.00	1/1/30	1,500,000		1,510,395
Delaware River Port Authority,
Revenue	5.00	1/1/35	1,500,000		1,499,895
Erie Higher Education Building
Authority, College Revenue
(Mercyhurst College Project)	5.35	3/15/28	1,000,000		967,570
Harrisburg Authority,
University Revenue (The
Harrisburg University of
Science and Technology Project)	6.00	9/1/36	2,000,000		1,683,400
Harrisburg Redevelopment
Authority, Guaranteed Revenue
(Insured; Assured Guaranty
Municipal Corp.)	0.00	11/1/16	1,000,000	[a]	751,010
Harrisburg Redevelopment
Authority, Guaranteed Revenue
(Insured; Assured Guaranty
Municipal Corp.)	0.00	5/1/18	2,750,000	[a]	1,833,260

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Harrisburg Redevelopment
Authority, Guaranteed Revenue
(Insured; Assured Guaranty
Municipal Corp.)	0.00	11/1/18	2,750,000	[a]	1,768,525
Harrisburg Redevelopment
Authority, Guaranteed Revenue
(Insured; Assured Guaranty
Municipal Corp.)	0.00	11/1/19	2,750,000	[a]	1,634,683
Harrisburg Redevelopment
Authority, Guaranteed Revenue
(Insured; Assured Guaranty
Municipal Corp.)	0.00	5/1/20	2,750,000	[a]	1,575,778
Harrisburg Redevelopment
Authority, Guaranteed Revenue
(Insured; Assured Guaranty
Municipal Corp.)	0.00	11/1/20	2,500,000	[a]	1,379,350
McKeesport Area School District,
GO (Insured; AMBAC)	0.00	10/1/21	2,915,000	[a]	2,035,632
Monroe County Hospital Authority,
HR (Pocono Medical Center)
(Insured; Radian)	5.50	1/1/12	385,000		392,003
Monroe County Hospital Authority,
HR (Pocono Medical Center)
(Insured; Radian)	5.50	1/1/22	1,455,000		1,462,421
Monroeville Municipal Authority,
Sanitary Sewer Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.25	12/1/15	1,035,000		1,066,950
Monroeville Municipal Authority,
Sanitary Sewer Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.25	12/1/16	50,000		51,278
Neshaminy School District,
GO (Insured; National Public
Finance Guarantee Corp.)	5.00	4/15/16	1,250,000		1,359,275
Norristown,
GO (Insured; Radian)	0.00	12/15/11	1,465,000	[a]	1,449,456

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Norristown,
GO (Insured; Radian)	0.00	12/15/13	735,000	[a]	683,881
North Allegheny School District,
GO (Insured; National Public
Finance Guarantee Corp.)	5.05	11/1/21	1,455,000		1,484,944
Northampton County Industrial
Development Authority,
Mortgage Revenue (Moravian
Hall Square Project)
(Insured; Radian)	5.00	7/1/17	1,890,000		1,893,175
Pennsylvania Economic Development
Financing Authority, Sewage
Sludge Disposal Revenue
(Philadelphia Biosolids
Facility Project)	6.25	1/1/32	1,000,000		1,009,210
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; National
Public Finance Guarantee Corp.)	5.25	12/1/13	1,105,000		1,107,807
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; National
Public Finance Guarantee Corp.)	0.00	12/1/22	1,200,000	[a]	646,860
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; National
Public Finance Guarantee Corp.)	0.00	12/1/23	3,790,000	[a]	1,896,743
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; National
Public Finance Guarantee Corp.)	0.00	12/1/24	3,790,000	[a]	1,768,641
Pennsylvania Finance Authority,
Guaranteed Revenue (Penn Hills
Project) (Insured; National
Public Finance Guarantee Corp.)	0.00	12/1/25	3,790,000	[a]	1,639,327
Pennsylvania Higher Educational
Facilities Authority, Revenue
(Carnegie Mellon University)	5.00	8/1/21	3,000,000		3,361,350

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Pennsylvania Higher Educational
Facilities Authority, Revenue
(Edinboro University Foundation
Student Housing Project at
Edinboro University
of Pennsylvania)	5.88	7/1/38	2,000,000	1,867,780
Pennsylvania Higher Educational
Facilities Authority, Revenue
(The Trustees of the
University of Pennsylvania)	5.00	9/1/31	1,300,000	1,353,573
Pennsylvania Higher Educational
Facilities Authority, Revenue
(Thomas Jefferson University)	5.00	3/1/40	1,000,000	954,430
Pennsylvania Higher Educational
Facilities Authority, Revenue
(University of Pennsylvania
Health System)	5.25	8/15/25	1,000,000	1,027,960
Pennsylvania Higher Educational
Facilities Authority, Revenue
(University of Pennsylvania
Health System)	6.00	8/15/26	2,500,000	2,706,550
Pennsylvania Housing
Finance Agency, Capital
Fund Securitization
Revenue (Insured;
Assured Guaranty
Municipal Corp.)	5.00	12/1/25	2,285,000	2,323,845
Pennsylvania Housing Finance
Agency, SFMR	5.10	10/1/20	1,380,000	1,387,838
Pennsylvania Housing Finance
Agency, SFMR	4.70	10/1/25	830,000	797,995
Pennsylvania Housing Finance
Agency, SFMR	4.60	10/1/27	5,000,000	4,669,100
Pennsylvania Housing Finance
Agency, SFMR	4.88	10/1/31	3,000,000	2,813,490
Pennsylvania Housing Finance
Agency, SFMR	4.88	10/1/34	1,000,000	984,180

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Pennsylvania Housing Finance
Agency, SFMR	4.70	10/1/37	1,940,000	1,768,252
Pennsylvania Industrial
Development Authority, EDR	5.50	7/1/23	1,000,000	1,090,390
Pennsylvania State University,
Revenue	5.00	3/1/35	2,000,000	2,050,860
Pennsylvania Turnpike Commission,
Oil Franchise Tax Senior
Revenue (Insured; AMBAC)	5.25	12/1/18	4,325,000	4,566,768
Pennsylvania Turnpike Commission,
Turnpike Revenue
(Insured; AMBAC)	5.00	12/1/22	1,815,000	1,930,144
Pennsylvania Turnpike Commission,
Turnpike Subordinate Revenue	5.25	6/1/39	1,530,000	1,471,294
Pennsylvania Turnpike Commission,
Turnpike Subordinate Revenue
(Insured; Assured Guaranty
Municipal Corp.)	6.00	6/1/28	3,000,000	3,236,430
Philadelphia,
Airport Revenue	5.25	6/15/25	2,500,000	2,474,050
Philadelphia,
Airport Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	6/15/25	510,000	492,186
Philadelphia,
Gas Works Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.50	7/1/15	1,550,000	1,554,278
Philadelphia,
Gas Works Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	8/1/22	2,000,000	2,048,200
Philadelphia,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.25	12/15/23	1,500,000	1,557,540
Philadelphia,
GO (Insured; XLCA)	5.25	2/15/14	2,000,000	2,101,360

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Philadelphia,
Water and Wastewater Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.60	8/1/18	800,000	943,240
Philadelphia Authority for
Industrial Development,
Revenue (Independence
Charter School Project)	5.50	9/15/37	1,700,000	1,327,564
Philadelphia Authority for
Industrial Development,
Revenue (Russell Byers
Charter School Project)	5.15	5/1/27	1,230,000	1,011,552
Philadelphia Authority for
Industrial Development,
Revenue (Russell Byers
Charter School Project)	5.25	5/1/37	1,715,000	1,292,012
Philadelphia Housing Authority,
Capital Fund Program Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	12/1/21	1,685,000	1,730,445
Philadelphia Municipal Authority,
LR (Insured; Assured Guaranty
Municipal Corp.)	5.25	11/15/15	2,115,000	2,252,158
Philadelphia Redevelopment
Authority, Revenue
(Philadelphia Neighborhood
Transformation Initiative)
(Insured; National Public
Finance Guarantee Corp.)	5.50	4/15/18	3,600,000	3,705,948
Philadelphia School District,
GO	5.25	9/1/23	1,000,000	1,047,290
Philadelphia School District,
GO	6.00	9/1/38	1,000,000	1,035,260
Pittsburgh Urban Redevelopment
Authority, MFHR
(West Park Court Project)
(Collateralized; GNMA)	4.90	11/20/47	1,275,000	1,154,449

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	6.25	12/1/13	470,000	485,195
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	6.25	12/1/14	250,000	257,590
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	5.75	12/1/21	1,165,000	1,184,956
Schuylkill County Industrial
Development Authority, Revenue
(Charity Obligation Group)	5.00	11/1/14	1,495,000	1,498,797
State Public School Building
Authority, Community College
Revenue (Community College of
Philadelphia Project)	6.00	6/15/28	3,000,000	3,158,970
State Public School Building
Authority, Revenue (Central
Montgomery County Area
Vocational Technical School)
(Insured; National Public
Finance Guarantee Corp.)	5.25	5/15/17	1,055,000	1,141,689
State Public School Building
Authority, Revenue (Central
Montgomery County Area
Vocational Technical School)
(Insured; National Public
Finance Guarantee Corp.)	5.25	5/15/18	1,110,000	1,198,489
State Public School Building
Authority, School Revenue
(School District of
Haverford Township
Project) (Insured; XLCA)	5.25	3/15/25	3,360,000	3,476,525
State Public School Building
Authority, School Revenue
(York School District Project)
(Insured; Assured Guaranty
Municipal Corp.)	5.00	5/1/18	545,000	574,130
Susquehanna Area Regional
Airport Authority,
Airport System Revenue	6.50	1/1/38	1,625,000	1,521,130

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
University Area Joint Authority,
Sewer Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	11/1/18	1,010,000	1,029,129
Washington County Industrial
Development Authority, PCR
(West Penn Power Company
Mitchell Station Project)
(Insured; AMBAC)	6.05	4/1/14	3,000,000	3,004,350
Wayne Memorial Hospital and
Health Facilities Authority,
County Guaranteed HR
(Wayne Memorial Hospital
Project) (Insured; National
Public Finance Guarantee Corp.)	5.25	7/1/16	2,135,000	2,196,381
West Mifflin Area School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	10/1/22	710,000	754,702
West Shore Area Authority,
HR (Holy Spirit Hospital of
the Sisters of Christian
Charity Project)	6.00	1/1/26	2,000,000	1,933,600
Westmoreland County Industrial
Development Authority, Health
System Revenue (Excela
Health Project)	5.00	7/1/25	2,390,000	2,335,293
Wilson Area School District,
GO (Insured; National Public
Finance Guarantee Corp.)	5.13	3/15/16	1,300,000	1,370,707
U.S. Related—12.3%
Guam Power Authority,
Revenue	5.50	10/1/30	1,000,000	944,140
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.50	7/1/16	320,000	320,800
Guam Waterworks Authority,
Water and Wastewater
System Revenue	6.00	7/1/25	1,000,000	951,380
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	6.00	7/1/44	2,500,000	2,356,275

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/23	1,000,000	994,150
Puerto Rico Commonwealth,
Public Improvement GO	5.00	7/1/28	1,330,000	1,231,527
Puerto Rico Commonwealth,
Public Improvement GO	6.00	7/1/28	1,500,000	1,536,555
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; National Public
Finance Guarantee Corp.)	6.00	7/1/27	1,000,000	1,023,270
Puerto Rico Electric Power
Authority, Power Revenue	5.00	7/1/26	1,000,000	950,900
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/27	2,000,000	1,930,120
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	1,185,000	1,091,112
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/40	1,500,000	1,317,855
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.25	7/1/30	1,170,000	1,106,375
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/39	1,690,000	1,699,346
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	1,500,000	1,502,730
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.50	8/1/44	2,500,000	2,614,900
Virgin Islands Public Finance
Authority, Revenue (Virgin Islands
Matching Fund Loan Note)	5.00	10/1/25	1,000,000	973,410

Total Investments (cost $181,757,824)			98.5%	181,069,626

Cash and Receivables (Net)			1.5%	2,677,467

Net Assets			100.0%	183,747,093

a Security issued with a zero coupon. Income is recognized through the accretion of discount.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	17.8
AA		Aa		AA	37.9
A		A		A	20.3
BBB		Baa		BBB	18.2
BB		Ba		BB	1.4
Not Rated[b]		Not Rated[b]		Not Rated[b]	4.4
					100.0

† Based on total investments.
b Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	181,757,824	181,069,626
Cash		782,823
Interest receivable		2,444,892
Receivable for shares of Beneficial Interest subscribed		11,699
Prepaid expenses		16,037
		184,325,077
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		141,398
Payable for shares of Beneficial Interest redeemed		349,248
Accrued expenses		87,338
		577,984
Net Assets ($)		183,747,093
Composition of Net Assets ($):
Paid-in capital		185,858,017
Accumulated net realized gain (loss) on investments		(1,422,726)
Accumulated net unrealized appreciation
(depreciation) on investments		(688,198)
Net Assets ($)		183,747,093

Net Asset Value Per Share
	Class A	Class B	Class C	Class Z
Net Assets ($)	124,285,857	327,705	5,127,055	54,006,476
Shares Outstanding	8,012,909	21,151	330,403	3,482,409
Net Asset Value Per Share ($)	15.51	15.49	15.52	15.51

See notes to financial statements.

The Fund 21

STATEMENT OF OPERATIONS

Year Ended April 30, 2011

Investment Income ($):
Interest Income	9,854,051
Expenses:
Management fee—Note 3(a)	1,074,400
Shareholder servicing costs—Note 3(c)	516,889
Professional fees	52,661
Distribution fees—Note 3(b)	46,731
Registration fees	25,274
Custodian fees—Note 3(c)	21,700
Prospectus and shareholders’ reports	15,198
Trustees’ fees and expenses—Note 3(d)	9,915
Loan commitment fees—Note 2	1,897
Miscellaneous	34,577
Total Expenses	1,799,242
Less—reduction in fees due to earnings credits—Note 3(c)	(461)
Net Expenses	1,798,781
Investment Income—Net	8,055,270
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,040,561
Net unrealized appreciation (depreciation) on investments	(6,692,501)
Net Realized and Unrealized Gain (Loss) on Investments	(5,651,940)
Net Increase in Net Assets Resulting from Operations	2,403,330

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,
	2011	2010
Operations ($):
Investment income—net	8,055,270	8,440,802
Net realized gain (loss) on investments	1,040,561	904,596
Net unrealized appreciation
(depreciation) on investments	(6,692,501)	7,579,779
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,403,330	16,925,177
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(5,376,793)	(5,627,304)
Class B Shares	(24,006)	(57,555)
Class C Shares	(190,171)	(195,482)
Class Z Shares	(2,413,396)	(2,486,087)
Total Dividends	(8,004,366)	(8,366,428)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	4,994,963	11,556,534
Class B Shares	—	26,937
Class C Shares	891,982	1,473,903
Class Z Shares	2,811,464	2,860,050
Dividends reinvested:
Class A Shares	4,072,109	4,175,141
Class B Shares	20,126	47,662
Class C Shares	147,547	153,397
Class Z Shares	1,933,123	1,983,310
Cost of shares redeemed:
Class A Shares	(19,007,750)	(14,148,812)
Class B Shares	(817,109)	(1,500,561)
Class C Shares	(1,813,555)	(759,400)
Class Z Shares	(6,248,916)	(5,778,385)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(13,016,016)	89,776
Total Increase (Decrease) in Net Assets	(18,617,052)	8,648,525
Net Assets ($):
Beginning of Period	202,364,145	193,715,620
End of Period	183,747,093	202,364,145

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,
	2011	2010
Capital Share Transactions:
Class Aa
Shares sold	314,640	731,302
Shares issued for dividends reinvested	256,706	264,558
Shares redeemed	(1,202,914)	(898,107)
Net Increase (Decrease) in Shares Outstanding	(631,568)	97,753
Class Ba
Shares sold	—	1,697
Shares issued for dividends reinvested	1,261	3,032
Shares redeemed	(51,232)	(95,588)
Net Increase (Decrease) in Shares Outstanding	(49,971)	(90,859)
Class C
Shares sold	54,981	93,647
Shares issued for dividends reinvested	9,289	9,711
Shares redeemed	(115,073)	(48,056)
Net Increase (Decrease) in Shares Outstanding	(50,803)	55,302
Class Z
Shares sold	178,294	181,097
Shares issued for dividends reinvested	121,889	125,751
Shares redeemed	(400,565)	(365,971)
Net Increase (Decrease) in Shares Outstanding	(100,382)	(59,123)

a During the period ended April 30, 2011, 33,362 Class B shares representing $535,080, were automatically converted to 33,333 Class A shares and during the period ended April 30, 2010, 52,127 Class B shares representing $816,669 were automatically converted to 52,086 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	15.96	15.28	15.67	16.19	15.88
Investment Operations:
Investment income—net[a]	.65	.66	.65	.64	.62
Net realized and unrealized
gain (loss) on investments	(.46)	.67	(.40)	(.53)	.31
Total from Investment Operations	.19	1.33	.25	.11	.93
Distributions:
Dividends from investment income—net	(.64)	(.65)	(.64)	(.63)	(.62)
Net asset value, end of period	15.51	15.96	15.28	15.67	16.19
Total Return (%)[b]	1.21	8.85	1.75	.71	5.95
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.96	.94	.96	.99	.94
Ratio of net expenses
to average net assets	.96	.94	.96	.98	.94
Ratio of net investment income
to average net assets	4.09	4.17	4.27	4.02	3.87
Portfolio Turnover Rate	18.40	10.93	16.60	15.47	8.82
Net Assets, end of period ($ x 1,000)	124,286	137,969	130,611	138,054	145,897

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	15.94	15.27	15.66	16.18	15.87
Investment Operations:
Investment income—net[a]	.51	.53	.54	.53	.54
Net realized and unrealized
gain (loss) on investments	(.44)	.68	(.38)	(.51)	.31
Total from Investment Operations	.07	1.21	.16	.02	.85
Distributions:
Dividends from investment income—net	(.52)	(.54)	(.55)	(.54)	(.54)
Net asset value, end of period	15.49	15.94	15.27	15.66	16.18
Total Return (%)[b]	.43	8.03	1.16	.15	5.41
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.60	1.56	1.55	1.56	1.45
Ratio of net expenses
to average net assets	1.60	1.56	1.54	1.55	1.45
Ratio of net investment income
to average net assets	3.29	3.49	3.67	3.47	3.35
Portfolio Turnover Rate	18.40	10.93	16.60	15.47	8.82
Net Assets, end of period ($ x 1,000)	328	1,134	2,474	5,375	12,886

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

		Year Ended April 30,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	15.97	15.29	15.68	16.20	15.89
Investment Operations:
Investment income—net[a]	.53	.54	.53	.52	.50
Net realized and unrealized
gain (loss) on investments	(.45)	.67	(.39)	(.53)	.31
Total from Investment Operations	.08	1.21	.14	(.01)	.81
Distributions:
Dividends from investment income—net	(.53)	(.53)	(.53)	(.51)	(.50)
Net asset value, end of period	15.52	15.97	15.29	15.68	16.20
Total Return (%)[b]	.46	8.03	1.00	(.04)	5.18
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.70	1.69	1.70	1.73	1.67
Ratio of net expenses
to average net assets	1.70	1.69	1.69	1.72	1.67
Ratio of net investment income
to average net assets	3.34	3.41	3.54	3.27	3.13
Portfolio Turnover Rate	18.40	10.93	16.60	15.47	8.82
Net Assets, end of period ($ x 1,000)	5,127	6,087	4,983	3,875	3,599

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class Z Shares	2011	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	15.96	15.28	15.67	15.98
Investment Operations:
Investment income—net[b]	.68	.69	.68	.29
Net realized and unrealized
gain (loss) on investments	(.45)	.68	(.40)	(.32)
Total from Investment Operations	.23	1.37	.28	(.03)
Distributions:
Dividends from investment income—net	(.68)	(.69)	(.67)	(.28)
Net asset value, end of period	15.51	15.96	15.28	15.67
Total Return (%)	1.41	9.10	1.96	(.18)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.72	.78	.78[d]
Ratio of net expenses to average net assets	.75	.72	.77	.77[d]
Ratio of net investment income
to average net assets	4.29	4.40	4.48	4.37[d]
Portfolio Turnover Rate	18.40	10.93	16.60	15.47
Net Assets, end of period ($ x 1,000)	54,006	57,175	55,649	62,102

a	From November 29, 2007 (commencement of initial offering) to April 30, 2008.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus State Municipal Bond Funds (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, and operates as a series company that offers six series including the Dreyfus Pennsylvania Fund (the “fund”).The fund’s investment objective is to maximize current income exempt from federal income tax and from Pennsylvania state income tax, without undue risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share generally only to shareholders of the fund who received Class Z shares in exchange for their shares of a Dreyfus-managed fund as a result of the reorganization of such Dreyfus-managed fund, and who continue to maintain accounts with the fund at the time of purchase. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	181,069,626	—	181,069,626

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at April 30, 2011.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the

Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $228,112, undistributed ordinary income $232,950, accumulated capital losses $1,476,047 and unrealized depreciation $595,351. In addition, the fund had $272,476 of capital losses realized after October 31, 2010, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2011. If not applied, $1,330,059 of the carryover expires in fiscal 2013, $38,932 expires in fiscal 2014 and $107,056 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2011 and April 30, 2010 were as follows: tax exempt income $8,004,366 and $8,366,428, respectively.

During the period ended April 30, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $50,904, increased accumulated

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

net realized gain (loss) on investments by $2,357 and increased paid-in capital by $48,547. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2011, the Distributor retained $4,277 from commissions earned on sales of the fund’s Class A shares and $1,046 and $141 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2011, Class B and Class C shares were charged $3,681 and $43,050, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2011, Class A, Class B and Class C shares were charged $330,792, $1,840, and $14,350, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses for providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2011, Class Z shares were charged $23,544 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2011, the fund was charged $73,496 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2011, the fund was charged $6,878 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $461.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2011, the fund was charged $21,700 pursuant to the custody agreement.

During the period ended April 30, 2011, the fund was charged $6,327 for services performed by the Chief Compliance Officer.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $82,522, Rule 12b-1 distribution plan fees $3,248, shareholder services plan fees $28,504, custodian fees $10,365, chief compliance officer fees $2,481 and transfer agency per account fees $14,278.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2011, amounted to $35,487,512 and $49,570,199, respectively.

At April 30, 2011, the cost of investments for federal income tax purposes was $181,664,977; accordingly, accumulated net unrealized depreciation on investments was $595,351, consisting of $4,486,818 gross unrealized appreciation and $5,082,169 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus State Municipal Bond Funds, Dreyfus Pennsylvania Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus State Municipal Bond Funds, Dreyfus Pennsylvania Fund (one of the series comprising Dreyfus State Municipal Bond Funds) as of April 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus State Municipal Bond Funds, Dreyfus Pennsylvania Fund at April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 28, 2011

The Fund 37

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2011 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are Pennsylvania residents, Pennsylvania personal income taxes).

Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2011 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2011 calendar year on Form 1099-INT, both of which will be mailed by early 2012.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 170
———————
Clifford L. Alexander, Jr. (77)
Board Member (1986)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
No. of Portfolios for which Board Member Serves: 46
———————
David W. Burke (75)
Board Member (2007)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 84
———————
Peggy C. Davis (68)
Board Member (1990)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 53

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Diane Dunst (71)
Board Member (2007)
Principal Occupation During Past 5Years:
• President of Huntting House Antiques
No. of Portfolios for which Board Member Serves: 18
———————
Ernest Kafka (78)
Board Member (1986)
Principal Occupation During Past 5Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
No. of Portfolios for which Board Member Serves: 18
———————
Nathan Leventhal (68)
Board Member (1989)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 44
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Jay I. Meltzer, Emeritus Board Member
Daniel Rose, Emeritus Board Member
Warren B. Rudman, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 41

OFFICERS OF THE FUND (Unaudited) (continued)

The Fund 43

NOTES

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $141,930 in 2010 and $181,872 in 2011.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $32,292       in 2010 and $36,000 in 2011. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $21,304 in 2010 and $22,931 in 2011. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2010 and $421 in 2011. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2010 and $0 in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were  $27,572,994 in 2010 and $21,309,173 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus State Municipal Bond Funds

By: /s/ Bradley J. Skpyak
Bradley J. Skapyak, President
Date:	June 13, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skpyak
Bradley J. Skapyak, President
Date:	June 13, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	June 13, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

Exhibit (a)(1)

[INSERT CODE OF ETHICS]